      As Filed with the Securities and Exchange Commission on February 26, 1999.
                                                                       --
                                                      Registration Nos. 33-28888
                                                                        811-5816

--------------------------------------------------------------------------------

                      Securities and Exchange Commission
                            Washington, D.C. 20549
--------------------------------------------------------------------------------

                                   FORM N-1A

            Registration Statement Under the Securities Act of 1933

                        Post-Effective Amendment No. 12

                                    and/or

        Registration Statement Under The Investment Company Act of 1940
                               Amendment No. 13

--------------------------------------------------------------------------------

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
                          (Exact Name of Registrant)

                             330 UNIVERSITY AVENUE
                            TORONTO, CANADA M5G 1R8
                    (Address of Principal Executive Office)
                 Registrant's Telephone Number. (416) 597-1456

                                 Roy W. Linden
                             330 University Avenue
                            Toronto, Canada M5G 1R8
                    (Name and Address of Agent for Services)

                                   Copy to:
                           Stephen E. Roth, Esquire
                      Sutherland, Asbill, & Brennan, LLP
                        1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 2004-2404

It is proposed that this filing will become effective:


               immediately upon filing pursuant to paragraph (b)
           ---

            X  on April 30, 1999 pursuant to paragraph (a)(1)
           ---    --------------

               60 days after filing pursuant to paragraph (a)(1)
           ---

               on             pursuant to paragraph (a)(1)
           ---    -----------

               75 days after filing pursuant to paragraph (a)(2)
           ---

               on             pursuant to paragraph (a)(2) of Rule 485
           ---   ------------

If appropriate check the following box:

    this Post-Effective Amendment designates a new effective date for a new
---
effective date for a previously filed Post-Effective Amendment.

                   CANADA LIFE OF AMERICA SERIES FUND, INC.



                            Money Market Portfolio
                                Bond Portfolio
                            Value Equity Portfolio
                               Managed Portfolio
                               Capital Portfolio
                        International Equity Portfolio

--------------------------------------------------------------------------------
Canada Life of America Series Fund, Inc. (the "Fund"), is an open-end management investment company, commonly known as a mutual fund. Fund shares are not offered directly to the public but are sold only to insurance companies and their separate accounts. The Fund is intended to meet a wide range of investment objectives offering six different portfolios: Money Market; Bond; Value Equity; Managed; Capital; and International Equity Portfolios (each, a "Portfolio"). Each Portfolio generally operates as a separate fund and issues its own shares.



                          6201 Powers Ferry Road, NW
                               Atlanta, GA 30339
                             PHONE: 1-800-905-1959

                                  Prospectus

                                  May 1, 1999



-------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved Fund shares as an investment and has not determined that this Prospectus is complete or accurate. It is against the law for anyone to tell you otherwise.
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS


 Each Portfolio In Brief...............................................  1
     Money Market Portfolio............................................  2
     Bond Portfolio....................................................  4
     Value Equity Portfolio............................................  6
     Managed Portfolio.................................................  7
     Capital Portfolio.................................................  8
     International Equity Portfolio....................................  9

 Investment Objectives, Policies, Practices And Risks..................  11

 Management............................................................  13

 Legal Proceedings.....................................................  15

 Year 2000 Compliance..................................................  15

 Euro Conversion.......................................................  16

 Shareholder Transactions And Pricing..................................  16

 Valuation Of Shares...................................................  17

 Tax Consequences Of Dividends And Distributions.......................  18

 Financial Highlights..................................................  18

 Appendix..............................................................  25

 Additional Information About The Fund.................................  27

No dealer, salesperson, or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Investment Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                            EACH PORTFOLIO IN BRIEF

The following are important definitions and common disclosures that will help you understand the types of investments described in this Prospectus and their related risks:

Debt securities (sometimes referred to as fixed-income securities) are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

Common stocks (equities) represent generally ownership of a corporation. Over time, equities have provided the greatest long-term growth potential but, over short periods, can be subject to great fluctuations in stock market prices. Stock funds are subject to market risk: specifically, stock market values are more volatile generally than are bond or money market values. Volatility means that prices will go down as well as up, which in turn, means that investors may lose money on an investment in the Fund. Market risks are affected by many factors, including business conditions, investor confidence in the economy, current conditions in a particular industry or company. Equities are subject to financial risks relating to an issuer's earnings stability and overall soundness.

Convertible securities may be debt or equity securities that pay interest or dividends and that may be converted on specified terms into the stock of the issuer.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

Foreign securities include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer: (a) is organized; (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed; (c) has at least 50% of its asserts situated; or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Depositary receipts represent interests in an account at a bank or trust company, which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Growth investing involves seeking to buy stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels are higher than for value stocks and the market averages.

Value investing involves seeking to buy stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than for growth stocks.

The Company is Canada Life Insurance Company of America.

CLNY is Canada Life Insurance Company of New York.

Each Portfolio is a diversified pool of investments. The different investment objectives and policies affect the investment return of each Portfolio. There is no guarantee that a Portfolio will achieve its investment objective.

Each Portfolio is subject to a different degree of market and financial risk.

The above definitions and information should be read together with the Portfolio summaries on the following pages to the extent applicable.

When a Portfolio sells its securities, they may be worth more or less than what the Portfolio paid for them.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             Money Market Portfolio
                             Goals and Investments

                                                  Investment Adviser: CL Capital
                                                  Management, Inc.

                                                  Portfolio Manager: Henry A.
                                                  Rachfalowski


Portfolio's Objective:    The highest level of current income as is
                          consistent with preservation of capital
                          and liquidity

Key Investments:          Money market instruments with  maturities
                          of thirteen months or less

Selection Process: The Portfolio is a "money market" fund. It invests primarily in high-quality U.S. dollar-denominated market instruments and generally have remaining maturities of thirteen months or less. High-quality instruments generally are rated in the highest two categories by nationally recognized statistical rating organizations ("rating agencies") or are deemed comparable. In buying and selling securities for the Portfolio, the adviser complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The adviser stresses maintaining a stable $10.00 share price, liquidity and income. The portfolio manager selects from the following types of investments:

    . U.S. government securities, which include obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and government-sponsored enterprises;
    . Commercial paper and bankers' acceptances of FDIC-insured banks, including U.S. banks, U.S. branches of foreign banks, and foreign branches of U.S. banks;
    . Prime commercial paper, including variable rate master demand notes; and . Repurchase agreements backed by U.S. government securities.

Additional Investments, Investment Strategies and Techniques: The Portfolio may enter into other investments and strategies. For a complete list of all the investments available to this Portfolio, please refer to the Appendix to this prospectus.

Principal Risk Factors: An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio. There is a risk that the Portfolio could underperform other short-term investments or money market funds if interest rates rise sharply, or if an issuer of the Portfolio's securities defaults or has its credit rating downgraded and fails to perform as expected. For a complete description of these types of risk, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus.

                ----------------------------------------------

                             Portfolio Performance

The table below shows how an investment in the Portfolio has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts. [The table compares the Portfolio's performance with [Prime Money Market Fund average for high-quality money market funds].] Past performance can give some indication of the Portfolio's risk but is not an indication of how the Portfolio will perform in the future.

 Year-By-Year % Total Returns as of 12/31

          [CHART APPEARS HERE]

--------------------------------------------

Best Quarter:     Q# [2 digit year]        %
                                     ------
Worst Quarter:    Q# [2 digit year]        %
                                     ------
---------------------------------------------------------

Average Annual Total Returns as of 12/31/1998

                   1 year  3 year   5 year   Life of Fund
                   ------  ------   ------   ------------
Money Market
Portfolio           4.77    4.78     6.57        4.77
---------------------------------------------------------

                                Bond Portfolio
                             Goals and Investments

                                                  ------------------------------
                                                  Investment Adviser: CL Capital
                                                  Management, Inc.

                                                  Portfolio Manager: Henry A.
                                                  Rachfalowski
                                                  ------------------------------

Portfolio's Objective:    As high a level of current income and capital
                          appreciation as is consistent with preservation of principal

Key Investments:   Debt securities

Selection Process: The Portfolio normally invests at least 80% of its total assets in:

 . U.S. government securities, which include obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and government sponsored enterprises;
 .  publicly traded debt instruments rated within the four highest categories by a rating agency; and
 . Canadian government obligations, which include obligations issued or guaranteed as to principal and interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency.

The Portfolio only invests in U.S dollar-denominated debt instruments.

Additional Investments, Investment Strategies and Techniques: The Portfolio may invest up to 20% of its total assets in lower-quality debt instruments (also called high-risk, high-yield debt instruments or junk bonds). The Portfolio may also invest in or use other instruments and techniques. For a complete list of all the investments available to this Portfolio, please refer to the Appendix to this prospectus.

Principal Risk Factors: The Portfolio is primarily subject to risks associated with investing in debt securities, including interest-rate risk and credit or financial risk. To the extent the Portfolio invests in lower-quality debt instruments, it is subject to the risks associated with investing in such instruments. For a complete description of these types of risk, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus. As with any investment in a mutual fund, you could lose money by investing in the Portfolio.

                ----------------------------------------------

                             Portfolio Performance

The table below shows how an investment in the Portfolio has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts. The table compares the Portfolio's performance with [the _____________ Index]. Past performance can give some indication of the Portfolio's risk but is not an indication of how the Portfolio will perform in the future.

 Year-By-Year % Total Returns as of 12/31

          [CHART APPEARS HERE]

--------------------------------------------

Best Quarter:     Q# [2 digit year]        %
                                     ------
Worst Quarter:    Q# [2 digit year]        %
                                     ------
----------------------------------------------------------

Average Annual Total Returns as of 12/31/1998

                    1 year  3 year   5 year   Life of Fund
                    ------  ------   ------   ------------
Bond Portfolio       9.00    7.23     6.70        7.89
----------------------------------------------------------

                            Value Equity Portfolio
                             Goals and Investments

                                              ----------------------------------
                                              Investment Adviser: CL Capital
                                              Management, Inc.

                                              Subadviser: INDAGO Capital
                                              Management Inc.

                                              Portfolio Manager: Diane Haflidson
                                              ----------------------------------

Portfolio's Objective:  Long-term growth of capital and income by
      and               investing in equity securities which are
Key Investments:        believed to have appreciation potential

Selection Process:      The adviser selects equity securities that it believes
                        have appreciation potential. The adviser's principal approach is to seek to invest in common stocks having depressed values based on poor current market perception and appearing undervalued relative to normal earnings power. The adviser chooses investments emphasizing companies with:

 .  Good financial resources                       .  Good industry position
 .  Satisfactory rate of return on capital         .  Superior management skills

Additional Investments, Investment Strategies and Techniques:  The Portfolio may
                        invest in various other types of securities and engage in other investment techniques. For a complete list of all the investments and techniques available to this Portfolio, please refer to the Appendix to this prospectus.

Principal Risk Factors: The Portfolio is primarily subject to risks associated investing in equities, including market risk. For a complete description of these risks, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus. As with any investment in a mutual fund, you could lose money by investing in the Portfolio.

                ----------------------------------------------

                             Portfolio Performance

The table below shows how an investment in the Portfolio has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts. The table compares the Portfolio's performance with [the _____________ Index]. Past performance can give some indication of the Portfolio's risk but is not an indication of how the Portfolio will perform in the future.

         Year-By-Year % Total Returns as of 12/31

          [CHART APPEARS HERE]

--------------------------------------------

Best Quarter:     Q# [2 digit year]        %
                                     ------
Worst Quarter:    Q# [2 digit year]        %
                                     ------
---------------------------------------------------------

Average Annual Total Returns as of 12/31/1998

                   1 year  3 year   5 year   Life of Fund
                   ------  ------   ------   ------------
Value Equity
Portfolio           2.81   11.75     11.98       11.16
---------------------------------------------------------

                               Managed Portfolio
                             Goals and Investments

                                             -----------------------------------
                                             Investment Adviser: CL Capital
                                             Management, Inc.

                                             Subadviser: (equity portion)
                                             INDAGO Capital Management Inc.

                                             Portfolio Manager: Diane Haflidson
                                             (equity) and George N. Isaac (bond)
                                             -----------------------------------

Portfolio's Objective:  As high a level of return as possible, through capital appreciation and income, consistent with prudent investment risk and preservation of capital

Key Investments:        Equities, debt instruments and money market instruments

Selection Process:      The Portfolio follows a fully managed investment policy
                        by investing in three types of investments ("sectors"):
                        equities, debt instruments, and money market instruments. There are no maximum or minimum percentages as to the amount of the Portfolio's assets that may be invested in any one sector. The adviser determines the asset mix based on its overall analysis of the political and economic outlook over the next six to eighteen months, taking into account such factors as:

 .  Inflation                            .  Commodity prices
 .  Growth                               .  Relative values of stocks and bonds
 .  Trends in currency values

Additional Investments, Investment Strategies and Techniques:  The Portfolio may
                        invest in various other types of securities and engage in other investment techniques. For a complete list of all the investments available to this Portfolio, please refer to the Appendix to this prospectus.

Principal Risk Factors: The Portfolio's investments in equity securities are primarily subject to risks associated investing in equities, including market risk. The Portfolio's investments in debt securities are primarily subject to risks associated with investing in debt securities, including interest rate risk and credit risk. For a complete description of these types of risk, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus. As with any investment in a mutual fund, you could lose money by investing in the Portfolio.

                 ---------------------------------------------

                             Portfolio Performance

The table below shows how an investment in the Portfolio has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts. The table compares the Portfolio's performance with [the [stock] Index] and [the [debt instruments] Index]. Past performance can give some indication of the Portfolio's risk but is not necessarily an indication of how the Portfolio will perform in the future.


 Year-By-Year % Total Returns as of 12/31

          [CHART APPEARS HERE]

--------------------------------------------

Best Quarter:     Q# [2 digit year]        %
                                     ------
Worst Quarter:    Q# [2 digit year]        %
                                     ------
----------------------------------------------------------

Average Annual Total Returns as of 12/31/1998

                    1 year  3 year   5 year   Life of Fund
                    ------  ------   ------   ------------
Managed
Portfolio            5.15    9.35     9.72        9.8
----------------------------------------------------------

                               Capital Portfolio
                             Goals and Investments

                                             Investment Adviser: CL Capital
                                             Management, Inc.

                                             Subadviser: J. & W. Seligman & Co.
                                             Incorporated

                                             Portfolio Manager: Marion S.
                                             Schultheis

Portfolio's Objective:    Capital appreciation, not current income by
    And                   investing in common stocks and securities
Key Investments:          convertible into or exchangeable for common stocks, in
                          common stock purchase warrants, in debt securities, and in preferred stocks believed to provide capital appreciation opportunities

Selection Process:        The subadviser selects common stocks based on their
                          near-or intermediate-term prospects. The portfolio manager selects stocks believed to be underpriced or stocks of growth companies, cyclical companies, or companies believed to be undergoing a basic change for the better. The principal factor in choosing investments is potential for capital appreciation. The
                          Portfolio may invest in stocks of:

        .  Established, well-known companies
        . Newer less-seasoned companies believed to have better-than-average prospects

Additional Investments, Investment Strategies and Techniques:  The Portfolio may
                          hold cash and invest without limits in short-term money market instruments (see investments for the Money Market Portfolio) for temporary defensive purposes or pending investment. The Portfolio also may invest in various other types of securities and engage in other investment techniques. For a complete list of all the investments available to this Portfolio, please refer to the Appendix to this prospectus.

Principal Risk Factors:   The Portfolio is primarily subject to risks associated
                          investing in equities, including market risk. For a complete description of these types of risk, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus. As with any investment in a mutual fund, you could lose money by investing in the Portfolio.

                ---------------------------------------------

                             Portfolio Performance

The table below shows how an investment in the Portfolio has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts. The table compares the Portfolio's performance with [the S&P 500 Stock Index]. Past performance can give some indication of the Portfolio's risk but is not necessarily an indication of how the Portfolio will perform in the future.

 Year-By-Year % Total Returns as of 12/31

           [CHART APPEARS HERE]

--------------------------------------------

Best Quarter:     Q# [2 digit year]        %
                                     ------
Worst Quarter:    Q# [2 digit year]        %
                                     ------
------------------------------------------------------------

Average Annual Total Returns as of 12/31/1998

                     1 year   3 year   5 year   Life of Fund
                     ------   ------   ------   ------------
Capital
Portfolio            20.23    17.95    16.82       16.36
------------------------------------------------------------

                        International Equity Portfolio
                             Goals and Investments

                                               ---------------------------------
                                               Investment Adviser: CL Capital
                                               Management, Inc.

                                               Subadviser: INDAGO

                                               Portfolio Manager: Thomas Tibbles
                                               ---------------------------------

Portfolio's Objective:    Long-term capital appreciation by
       and                investing in equity or equity type securities of
Key Investments:          companies located outside the United States

Selection Process:        The Portfolio seeks foreign securities that offer
                          long-term capital appreciation potential. The subadviser's seeks diversification by purchasing securities of at least four different countries that offer varying investment opportunities and are affected by different economic trends. The Portfolio may invest in developed countries, in American
                          Depositary Receipts, European Depositary Receipts and other similar instruments, and up to 30% of its total assets in emerging markets countries. The subadviser's analysis focuses on the fundamental value of an enterprise, and it purchases securities for the Portfolio when the market price appears to be less than the fundamental value. In selecting specific investments, the subadviser seeks to identify securities with strong potential for appreciation relative to their downside exposure. In seeking to limit risks, the Portfolio will limit its exposure to:

                             . to a single industry group to 25% of its total
                               assets
                             . to a single country[, excluding The United
                               Kingdom and Japan] to 25% of its total assets
                             . by holding normally a minimum of 40 different
                               companies
                             . by investing in a minimum of at least 5 to 8
                               different industry groups

Additional Investments, Investment Strategies and Techniques:  The Portfolio may
                          hold cash and invest without limits in U.S. and foreign short-term money market for temporary defensive purposes or pending investment. For temporary defensive purposes, the Portfolio also may hedge the portfolio currency exposure through the use of futures, options, or currency contracts. The Portfolio also may invest in various other types of securities and engage in other investment techniques. For a complete list of all the investments available to this Portfolio, please refer to the Appendix to this prospectus.

Principal Risk Factors:   The Portfolio is primarily subject to risks associated
                          investing in equities, including market risk, and the risks associated with foreign securities investments.
                          For a complete description of these types of risk, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus. As with any investment in a mutual fund, you could lose money by investing in the Portfolio.

                 ---------------------------------------------

                             Portfolio Performance

The table below shows how an investment in the Portfolio has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts. The table compares the Portfolio's performance with [the _____________ Index]. Past performance can give some indication of the Portfolio's risk but is not necessarily an indication of how the Portfolio will perform in the future.

Year-By-Year % Total Returns as of 12/31

          [CHART APPEARS HERE]

--------------------------------------------------

Best Quarter:     Q# [2 digit year]        %
                                     ------
Worst Quarter:    Q# [2 digit year]        %
                                     ------
--------------------------------------------------

Average Annual Total Returns as of 12/31/1998

                    1 year   3 year   Life of Fund
                    ------   ------   ------------
International
Equity Portfolio    13.37    12.20       11.50
--------------------------------------------------

             INVESTMENT OBJECTIVES, POLICIES, PRACTICES AND RISKS

Each Portfolio invests in various instruments subject to its particular investment objective and policies. The Portfolios may invest in some or all of the following, as described in the overview for each Portfolio, and in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please see the back cover of this prospectus.

Equities                                Each Portfolio may invest in equity securities.  Equity securities include common and preferred stock, warrants, rights, depositary
Each Portfolio except the               receipts and shares, trust certificates, and real estate
Bond Portfolio                          instruments.

                                        Equities are subject to market risk.  Many factors affect stock market prices and dividend payouts of equity investments.  These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company.  Smaller companies are particularly sensitive to these factors.

Debt Securities                         Each Portfolio may invest in debt securities.  Debt securities include U.S. government securities, certificates of deposit, and
(All Portfolios)                        short-term money market instruments.  Debt securities may have all types of interest rate payment and reset terms, including fixed, adjustable, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

                                        Debt securities are subject to interest-rate risk because the value of debt securities varies inversely with interest rates.
                                        This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise.

                                        Debt securities also are subject to credit risk, which is the risk that a bond's price may be affected its issuer's credit quality.
                                        An issuer may not always make payments on a debt security when due.  Some debt securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.  When interest rates decline, asset-backed securities may experience higher prepayments, and a portfolio manager may be forced to invest proceeds from prepayments at lower rates, resulting in a lower yield for the Portfolio.  In addition, yields from
                                        short-term debt securities normally may be lower than yields from longer-term securities.

Lower-Quality Fixed-Income Securities   High-risk, high-yield securities, commonly referred to as "junk bonds," are considered speculative. While generally providing
(Bond Portfolio)                        greater income than investments in higher-quality securities, these securities involve greater risk of principal and income
                                        (including the possibility of default or bankruptcy of the issuers of the security).

Foreign Securities Investments          An investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and
(All Portfolios)                        economic instability and the possible imposition of exchange controls or other restrictions on investments.  A Portfolio also bears an "information" risk associated with different accounting, auditing and financial reporting standards in many foreign countries.  If a Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar (for example,
                                        Canadian government obligations), changes in foreign currency rates relative to the U.S. dollar affect the U.S. dollar value of the Portfolio's assets.

Emerging Market                         Emerging markets investments offer potential of significant gains
Investments                             but also offer greater risks than investing in more developed countries.  Political or economic instability, lack of market
(International Equity Portfolio)        liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets than in more established markets.

Sectors

(Managed Portfolio)

Temporary Defensive Positions           Each of Capital and International Equity Portfolio may depart from its principal investments and  strategies in response to adverse
(Capital and International Equity       market, economic or political conditions and take a temporary
Portfolios)                             defensive position.  If a Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.  It is not investing in accordance with its investment objective and policies and may not take advances of market increases.

Portfolio Turnover                      Each Portfolio (except ____) may actively trade its portfolio securities in an attempt to achieve its investment objective.
(?? Portfolios)                         Active trading causes a Portfolio to have a higher portfolio turnover rate, which is likely to generate shorter-term gains
[Verify if any Portfolios may           (losses) for its shareholders.  Short-term gains are taxed at a higher rate than

actively trade]                         longer-term gains. Actively trading
                                        portfolio securities increases trading
                                        costs and may have an adverse impact on
                                        performance.

                                  Management

Investment Adviser

CL Capital Management, Inc. provides investment advisory services to the Fund for the Money Market, Bond, Value Equity, and Managed Portfolios, and, in general, supervises the management and investment program for all the Portfolios. CL Capital Management is a registered investment adviser that was incorporated in 1989. It is a wholly owned subsidiary of the Company, which in turn is a wholly-owned subsidiary of Canada Life. CL Capital Management's principal offices are located at 6151 Powers Ferry Road, N.W., Atlanta, Georgia 30339. [CL Capital Management also acts as an investment adviser or subadviser for:

 .  [other investment companies used to fund variable products]
 .  [individual and pooled pension and profit-sharing accounts]
 .  [domestic insurance companies affiliated with Canada Life]
 .  [nonaffiliated insurance companies ]
   [Verify any other entities for which CL Capital serves as adviser/subadviser]

For the year ended December 31, 1998, the Portfolios paid advisory fees to CL Capital Management at the following annual rates:

            Portfolio                 Annual management fee
                               (as a percentage of the Portfolio's
                                    average daily net assets)

Money Market Portfolio                        0.50%

Bond Portfolio                                0.50%

Value Equity Portfolio                        0.50%

Managed Portfolio                             0.50%

Capital Portfolio                             0.50%

International Equity Portfolio                0.80%*

* [I don't think this is true - can someone check Lipper?] The investment advisory fee for the International Equity Portfolio exceeds the industry average of investment advisory fees for domestic funds but does not exceed the industry average for international funds.

    [Verify Rates paid in 1998.]

The Subadvisers and Portfolio Managers

The investments of Money Market and Bond Portfolios and the debt-instrument portion of Managed Portfolio are managed solely by CL Capital Management. The investments of Capital, Value Equity, Portfolio, and International Equity Portfolios and the equity portion of the Managed Portfolio are managed by subadvisers that are supervised by CL Capital Management. The table below sets forth the name of each subadviser and portfolio manager, including the business experience of each portfolio manager.

          Portfolio                Portfolio Manager and Subadviser               Business Experience
                                                                                     (since 1994)
-------------------------------------------------------------------------------------------------------------
Money Market Portfolio         Henry A. Rachfalowski (since July 1998)    President, CL Capital
                               CL Capital Management, Inc.                Management, Inc. [need 5 years]
-------------------------------------------------------------------------------------------------------------
Bond Portfolio                 George N. Isaac, CFA (since July 1998)     Senior Portfolio Manager, CL
                               CL Capital Management, Inc.                Capital Management, Inc. [need 5
                                                                          years]
-------------------------------------------------------------------------------------------------------------
Value Equity Portfolio         Henry A. Rachfalowski (since July 1998)    President, CL Capital
                               CL Capital Management, Inc.                Management, Inc. [need 5 years]

                               [Diane Haflidson (since July 1998)         [Vice President and Portfolio
                               INDAGO Capital Management, Inc.]           Manager, INDAGO]
-------------------------------------------------------------------------------------------------------------
 Managed Portfolio             Henry A. Rachfalowski (since July 1998)    President, CL Capital
                               CL Capital Management, Inc.                Management, Inc. [need 5 years]

                               (bond portion)                             Senior Portfolio Manager, CL
                               George N. Isaac (since July 1998)          Capital Management, Inc.[need 5
                               CL Capital Management, Inc.                years]

                               (subadviser of equity portion)
                               [Diane Haflidson (since July 1998)         [Vice President and Portfolio
                               INDAGO Capital Management, Inc.]           Manager, INDAGO]
-------------------------------------------------------------------------------------------------------------
Capital Portfolio              Henry A. Rachfalowski (since July 1998)    President, CL Capital
-------------------------------------------------------------------------------------------------------------

                               CL Capital Management, Inc.                Management, Inc. [need 5 years]

                               Marion S. Schultheis (since June 1998)     Managing Director, J.W. Seligman &
                               J. & W. Seligman & Co. Incorporated        Co. Incorporated;  prior thereto,
                               100 Park Avenue                            Managing Director, Chancellor LGT;
                               New York, New York  10017                  Senior Portfolio Manager, IDS
                                                                          Advisory Group Inc. [need dates]
-------------------------------------------------------------------------------------------------------------
International Equity           Henry A. Rachfalowski (since July 1998)    President, CL Capital Management
Portfolio                      CL Capital Management, Inc.                [need 5 years]

                               [Thomas Tibbles                            [Vice President, Foreign Equities,
                               INDAGO Capital Management, Inc.]           INDAGO;  Vice President,
                                                                          International Equities, Sun Life
                                                                          Investment Management]
-------------------------------------------------------------------------------------------------------------


                               LEGAL PROCEEDINGS

There are no material pending legal proceedings affecting the Fund, and it has been advised by CL Capital Management, CLNY, [INDAGO Capital Management Inc.,] and J. & W. Seligman & Co. Incorporated [Verify whether other entities have advised the Fund that there are no legal proceedings] and the Fund's principal underwriter that none of them have any material pending legal proceedings affecting them.

                             YEAR 2000 COMPLIANCE

[Generally computer programs were designed without considering the impact of the upcoming change in the century. As a result software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business financial condition and results of operations of a company, investment adviser separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.

Canada Life and its affiliates have investigated the nature and extent of the work required for its computer system to process beyond the turn of the century and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. Canada Life and its affiliates is confirming with its service providers and the Fund's subadvisers and other service providers that they are also in the process of replacing or modifying their systems with the same goal. Canada Life expects that its principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, Canada Life closely monitors associated costs and continues to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Fund or its Portfolios.]

[please verify this disclosure]


                                EURO CONVERSION

On January 1, 1999, 11 participating countries in the European Economic Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) adopted the Euro as their official currency. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros, although corporations may choose whether to issue stocks or bonds in Euros or the national currency. The new European Central Bank (the "ECB") has assumed responsibility for a uniform monetary policy in participating countries. Currency conversion occurs through a "triangulation" process whereby an amount denominated in one national currency is converted into Euros, which are then converted into the second national currency. The Euro conversion presents investors with unique risks and uncertainties, including: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts denominated in or referring to existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to Portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries. Three other EU member countries (Denmark, Greece, and
the United Kingdom) may convert to the Euro at a later date.   These and other
factors could adversely affect the value of or income from Portfolio securities.


                     SHAREHOLDER TRANSACTIONS AND PRICING

The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund issues shares in six separate portfolios each with only one class. The shares of each Portfolio participate equally with all other shares of that Portfolio in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Pricing of Portfolio Shares

The offering price of Portfolio shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of trading (usually 4:00 p.m. Eastern time) each day the New York Stock Exchange ("Exchange") is open. NAV is calculated by adding the value of a Portfolio's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The net asset value of a share is computed by dividing the value of the Portfolio's net assets by the total number of shares outstanding. Securities held by the Bond, Value Equity, Managed, Capital, and International Equity Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations for the securities are readily available. Otherwise, such securities are valued at fair value as determined in good faith by or under procedures approved by the Board of Directors.
Securities held by the Money Market Portfolio, and money market instruments maturing in 60 days or less that are held by the other Portfolios, are valued on an amortized cost basis. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. The Money Market Portfolio seeks to maintain a constant net asset value of $10.00 per share. The Money Market Portfolio will not maintain a dollar-weighted average portfolio maturity that exceeds 90 days.

Purchase and Redemptions

The Fund currently offers its shares, without sales charge, only for purchase by the Company, CLNY, and their separate accounts. Shares may also be sold to Canada Life, its affiliates and their separate accounts. The Fund continuously offers shares in each of its portfolios at prices equal to their respective net asset values per share next determined after the request is deemed received by the Fund.

The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged, although there may be a contingent deferred sales charge applicable to surrenders or withdrawals under the policies, as described in the Policy Prospectus. The redemption price is the net asset value per share of the respective portfolio next determined after the request for redemption is deemed received. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may be suspended or postponed for any period during which: 1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; 2) an emergency exists, as determined by the Commission, as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or 3) the Commission by order so permits for the protection of shareholders of the Fund.


                              VALUATION OF SHARES

The net asset value of each portfolio's shares is determined once daily as of the close of the New York Stock Exchange (usually at 4:00 p.m. Eastern Time) on each day on which the Exchange is open for trading.

The net asset value of a share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding. Securities held by the Bond, Value Equity, Managed, Capital, and International Equity Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations for the securities are readily available.

Otherwise, such securities are valued at fair value as determined in good faith by or under procedures approved by the Board of Directors. Actual calculations of fair value may be made by persons acting under the direction of the Board of Directors. Securities held by the Money Market Portfolio, and money market instruments maturing in 60 days or less that are held by the other portfolios of the Fund, are valued on an amortized cost basis. The amortized-cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. The Money Market Portfolio seeks to maintain a constant net asset value of $10 per share. The Money Market Portfolio will not maintain a dollar-weighted average portfolio maturity that exceeds 90 days.

For additional information on the valuation of securities, refer to the Statement of Additional Information.


                TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are distributed in cash or reinvested in additional Portfolio shares, without a sales charge. The Fund expects that Portfolio shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

Each Portfolio intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, each Portfolio intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For more information about the tax status of the Portfolios, see "Tax Status" in the Statement of Additional Information.


                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance for the past 5 years (or for its period of operations, if shorter than 5 years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, 600 Peachtree Street, Atlanta, Georgia, 30308, whose report, along the Fund's financial statements, are included in the [statement of additional information/annual report], which is available free upon request.

[Note that these financial highlights tables will probably need to be revised to add the "before waivers" numbers we can wait to see if we draw an SEC comment on this]

Money Market Portfolio


                                                    Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                      12/31/98    12/31/97     12/31/96     12/31/95     12/31/94
Net Asset Value, Beginning of Period                            $    10.00    $    10.00   $    10.00   $    10.00

Income from Investment Operations
  Net Investment Income                                               0.48          0.45         0.49         0.34
  Net Gains or Losses on Securities
      (both realized and unrealized)                                  0.00          0.00         0.00         0.00
    Total From Investment Operations                                  0.48          0.45         0.49         0.34

  Less Distributions
    Dividends (from net investment income)                           (0.48)        (0.45)       (0.49)       (0.34)
    Distributions (from capital gains)                                0.00          0.00         0.00         0.00
    Returns of Capital                                                0.00          0.00         0.00         0.00
       Total Distributions                                           (0.48)        (0.45)       (0.49)       (0.34)

Net Asset Value, End of Period                                  $    10.00    $    10.00   $    10.00   $    10.00

Total Return                                                          4.95%         4.58%        4.95%        3.40%

Ratios/Supplemental Data
Net Assets, End of Period                                       $9,149,393    $7,599,213   $4,608,718   $5,057,319
Ratio of Expenses to Average Net Assets*                              0.75%**       0.75%        0.75%        0.75%
Ratio of Net Investment Income to Average Net                         4.78%         4.54%        4.98%        3.43%
      Assets*
Portfolio Turnover Rate                                                            ----

*    The Portfolio commenced operations on December 4, 1989.
** Before expense reimbursements, Money Market Portfolio's expenses would have been 1.16 %.
***  Annualized for the period December 4 to December 31, 1989.

                             FINANCIAL HIGHLIGHTS
                                  (Continued)

Managed Portfolio


                                                 Year Ended   Year Ended       Year Ended    Year Ended    Year Ended
                                                  12/31/98     12/31/97         12/31/96      12/31/95      12/31/94
Net Asset Value, Beginning  of Period                        $     11.80      $     12.37   $     12.01   $     12.77


Income from Investment Operations
  Net Investment Income                                             0.34             0.32          0.40          0.32

  Net Gains or Losses on Securities                                 1.66             0.27          2.38         (0.39)
       (realized and unrealized)
    Total From Investment Operations                                2.00             0.59          2.78         (0.07)


  Less Distributions
    Dividends (from net investment income)                         (0.34)           (0.32)        (0.41)        (0.32)
    Distributions (from capital gains)                             (1.01)           (0.84)        (2.01)        (0.37)
    Returns of Capital                                              0.00             0.00          0.00          0.00
       Total Distributions                                         (1.35)           (1.16)        (2.42)        (0.69)


Net Asset Value, End of Period                               $     12.45      $     11.80   $     12.37   $     12.01


Total Return                                                       17.61%            5.75%        21.92%        -0.25%

Ratios/Supplemental Data

Net Assets, End of Period                                    $15,277,567      $15,972,639   $17,033,045   $15,192,354
Ratio of Expenses to Average Net Assets*                            0.90%**          0.90%         0.90%         0.97%
Ratio of Net Investment Income to Average Net                       2.74%            2.53%         3.06%         2.51%
   Assets*
Portfolio Turnover Rate                                            82.80%          144.67%       145.14%        27.31%
Average Commission Rate Paid                                 $    0.0570      $    0.0600   $    0.0611   $    0.0735

*   The Portfolio commenced operations on December 4, 1989.
** Before expense reimbursements, Managed Portfolio's expenses would have been 0.95%.
*** Annualized for the period December 4 to December 31, 1989.

                             FINANCIAL HIGHLIGHTS
                                  (Continued)

Bond Portfolio


                                                    Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
                                                      12/31/98      12/31/97      12/31/96      12/31/95     12/31/94

Net Asset Value, Beginning of Period                            $    10.36     $    10.45   $     9.75   $    10.74

Income from Investment Operations
  Net Investment Income                                               0.60           0.60         0.65         0.51
  Net Gains or Losses on Securities
      (both realized and unrealized)                                  0.23          (0.09)        1.09        (0.99)

    Total From Investment Operations                                  0.83           0.51         1.74        (0.48)

  Less Distributions
    Dividends (from net investment
    income)                                                          (0.60)         (0.60)       (0.64)       (0.51)
    Distributions (from capital gains)                                0.00           0.00        (0.15)        0.00
    Returns of Capital                                                0.00           0.00        (0.25)        0.00
       Total Distributions                                           (0.60)         (0.60)       (1.04)       (0.51)

Net Asset Value, End of Period                                  $    10.59     $    10.36   $    10.45   $     9.75

Total Return                                                          8.09%          4.66%       16.77%       -3.94%

Ratios/Supplemental Data

Net Assets, End of Period                                       $7,065,818     $6,712,914   $5,493,594   $3,985,744
Ratio of Expenses to Average Net Assets*                              0.90%**        0.90%        0.88%        0.96%
Ratio of Net Investment Income to Average Net                         5.70%          5.73%        6.06%        5.01%
   Assets*
Portfolio Turnover Rate                                             127.63%        284.11%      245.32%       43.89%

*    The Portfolio commenced operations on December 4, 1989.
** Before expense reimbursements, Bond Portfolio's expenses would have been 1.02%.
***  Annualized for the period December 4 to December 31, 1989.

                             FINANCIAL HIGHLIGHTS
                                  (Continued)

Value Equity Portfolio

                                                    Year Ended   Year Ended     Year Ended   Year Ended   Year Ended
                                                      12/31/98     12/31/97       12/31/96     12/31/95     12/31/94
Net Asset Value, Beginning of Period                            $     13.00     $    13.51   $    13.46   $    13.60


Income from Investment Operations
  Net Investment Income                                                0.04           0.02         0.12         0.14
  Net Gains or Losses on Securities
         (both realized and unrealized)                                3.44           0.80         3.17         0.13
    Total From Investment Operations                                   3.48           0.82         3.29         0.27


  Less Distributions
    Dividends (from net investment income)                            (0.04)         (0.02)       (0.12)       (0.14)
    Distributions (from capital gains)                                (1.73)         (1.31)       (3.12)       (0.27)
    Returns of Capital                                                 0.00           0.00         0.00         0.00
       Total Distributions                                            (1.77)         (1.33)       (3.24)       (0.41)


Net Asset Value, End of Period                                  $     14.71     $    13.00   $    13.51   $    13.46

Total Return                                                          26.93%          6.94%       23.66%        2.03%

Ratios/Supplemental Data

Net Assets, End of Period                                       $10,146,856     $8,518,192   $8,244,957   $7,379,295
Ratio of Expenses to Average Net Assets*                               0.90%**        0.90%        0.90%        0.96%
Ratio of Net Investment Income to Average Net                         0.28%          0.17%        0.81%        1.03%
   Assets*
Portfolio Turnover Rate                                               50.97%         46.78%      103.07%       35.99%
Average Commission Rate Paid                                    $    0.0560     $   0.0600   $   0.0608   $   0.0738

*  The Portfolio commenced operations on December 4, 1989.
** Annualized for the period December 4 to December 31, 1989.

                             FINANCIAL HIGHLIGHTS
                                  (Continued)

Capital Portfolio


                                                    Year Ended  Year Ended     Year Ended   Year Ended   Year Ended
                                                      12/31/98    12/31/97       12/31/96     12/31/95     12/31/94
Net Asset Value, Beginning
  of Period                                                     $    13.96     $    13.55   $    10.48   $    11.06

Income from Investment Operations
  Net Investment Income                                               0.00           0.03         0.02         0.01
  Net Gains or Losses on Securities
     (both realized and unrealized)                                   2.75           1.68         3.56        (0.46)
    Total From Investment Operations                                  2.75           1.71         3.58        (0.45)


  Less Distributions
    Dividends (from net investment income)                            0.00          (0.03)       (0.01)       (0.01)
    Distributions (from capital gains)                               (2.56)         (1.27)       (0.50)       (0.12)
    Returns of Capital                                                0.00           0.00         0.00         0.00
       Total Distributions                                           (2.56)         (1.30)       (0.51)       (0.13)


Net Asset Value, End of Period                                  $    14.15     $    13.96   $    13.55   $    10.48


Total Return                                                         21.14%         12.65%       33.99%       -4.11%


Ratios/Supplemental Data

Net Assets, End of Period                                       $6,494,058     $6,676,516   $6,366,302   $3,847,365
Ratio of Expenses to Average Net Assets*                              0.90%**        0.90%        0.88%        0.92%
Ratio of Net Investment Income to Average Net                         0.03%          0.19%        0.11%        0.09%
         Assets*
Portfolio Turnover Rate                                              84.39%         54.11%       33.42%       55.99%
Average Commission Rate Paid                                    $   0.0490     $   0.0564   $   0.0562   $   0.0568

*  The Portfolio commenced operations on May 1, 1993.
** Annualized for the period May 1 to December 31, 1993.

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

International Equity Portfolio

                                                                                                             Period
                                                   Year Ended       Year Ended          Year Ended          5/1/95 to
                                                     12/31/98         12/31/97            12/31/96           12/31/95
Net Asset Value, Beginning of Period                                $    11.82          $      10.09      $    10.00  *


Income from Investment Operations
  Net Investment Income                                                   0.07                0.16              0.10
  Net Gains or Losses on Securities
         (both realized and unrealized)                                   0.56                1.83              0.49
    Total From Investment Operations                                      0.63                1.99              0.59


  Less Distributions
    Dividends (from net investment income)                               (0.07)              (0.16)            (0.10)
    Distributions (from capital gains)                                   (0.74)              (0.10)            (0.40)
    Returns of Capital                                                    0.00                0.00              0.00
       Total Distributions                                               (0.81)              (0.26)            (0.50)

Net Asset Value, End of Period                                      $    11.64          $    11.82        $    10.09

Total Return                                                              4.32%              19.44%             8.53% ***

Ratios/Supplemental Data

Net Assets, End of Period                                           $4,771,122          $3,305,190        $2,085,588
Ratio of Expenses to Average Net Assets*                                  1.20%**             1.20%             1.20% ***
Ratio of Net Investment Income to Average Net Assets*                     0.57%               1.44%             1.43% ***
Portfolio Turnover Rate                                                  37.73%              56.28%            33.56%
Average Commission Rate Paid                                        $   0.0380          $   0.1961        $   0.1951

*   The Portfolio commenced operations on May 1, 1995.
** Before expense reimbursements, International Equity Portfolio's expenses would have been 1.32%.
*** Annualized for the period May 1 to December 31, 1995.

                                    APPENDIX

The following Morgan Stanley industry sectors are used as representative of a reasonable cross-section of economic activity:

    Energy
    Materials
    Capital Equipment
    Consumer Goods
    Services
    Finance
    Multi-Industry
    Gold Mines

The following table summarizes each Portfolio's investment policies and limitations. Permissible investments are checked. Percentages show a limit on a Portfolio's assets that may be invested in accordance with the indicated investment, instrument or technique.

[Note: I think this would be more readable to structure it with the Portfolios across the top and investment, instrument, or technique down in a list.]

                                 Money          Bond         Value        Managed       Capital     International
                                 Market      Portfolio       Equity      Portfolio     Portfolio        Equity
                               Portfolio                   Portfolio                                   Portfolio
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements
-----------------------------------------------------------------------------------------------------------------
Reverse Repurchase
 Agreements
-----------------------------------------------------------------------------------------------------------------
Restricted Securities
-----------------------------------------------------------------------------------------------------------------
Structured and Indexed
 Securities
-----------------------------------------------------------------------------------------------------------------
Purchasing/Writing Options
-----------------------------------------------------------------------------------------------------------------
Futures and Options on
 Futures
-----------------------------------------------------------------------------------------------------------------
Forward Currency
 Transactions
-----------------------------------------------------------------------------------------------------------------
Options on Foreign
 Currencies
-----------------------------------------------------------------------------------------------------------------
Maximum Investment in Debt
 Securities
-----------------------------------------------------------------------------------------------------------------
Maximum Investment in
 Lower-quality Debt
 Securities
-----------------------------------------------------------------------------------------------------------------
Maximum Investment in
 Foreign Securities
-----------------------------------------------------------------------------------------------------------------
When-Issued & Delayed
 Delivery
-----------------------------------------------------------------------------------------------------------------
Lending Portfolio Securities
-----------------------------------------------------------------------------------------------------------------
Debt Obligations of
 Supra-National Agencies
-----------------------------------------------------------------------------------------------------------------
Depositary Receipts
-----------------------------------------------------------------------------------------------------------------
Securities of Other
 Investment Funds
-----------------------------------------------------------------------------------------------------------------
Municipal Leases
-----------------------------------------------------------------------------------------------------------------
Floating & Variable Rate
 Instruments
-----------------------------------------------------------------------------------------------------------------
Zero Coupon Obligations
-----------------------------------------------------------------------------------------------------------------
Municipal Obligation Components
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Custodial Receipts
-----------------------------------------------------------------------------------------------------------------
Mortgage Related Securities,
 Including CMOs
-----------------------------------------------------------------------------------------------------------------
Government Stripped Mortgage
 Related Securities
-----------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls
-----------------------------------------------------------------------------------------------------------------
Short Sales Against the Box
-----------------------------------------------------------------------------------------------------------------

[Fill in Chart with "Yes"/ "No" or a percentage, as appropriate. Delete any inapplicable items; add any items missing.]

                     ADDITIONAL INFORMATION ABOUT THE FUND

Annual/Semi-Annual Shareholder Reports:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI"):

  The SAI, which contains additional information about the Fund, has been filed with the SEC and is included in this prospectus by reference. Information about the Fund (including the shareholder reports and the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

A free copy of the Fund's SAI and annual report may be obtained, and further inquiries can be made, by calling the Fund at 1-800-[______] or by writing to the Fund at [______________]. The Fund's website is [_________].

Investment Company Act File No.:  811-5816

_______________________________________________________________________________

                      STATEMENT OF ADDITIONAL INFORMATION
_______________________________________________________________________________

                   CANADA LIFE OF AMERICA SERIES FUND, INC.

                                  May 1, 1999

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with Canada Life of America Series Fund, Inc.'s (the "Fund's") prospectus dated May 1, 1999 and 1998 annual shareholder report. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

                   Canada Life of America Series Fund, Inc.
                          6201 Powers Ferry Road, NW,
                            Atlanta, Georgia, 30339
                    phone number (800) 905-1959 (toll free)

or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                               TABLE OF CONTENTS

TABLE OF CONTENTS...........................................................  1
INVESTMENT OBJECTIVES, POLICIES, PRACTICES, AND RISKS.......................  2
INVESTMENT OBJECTIVES AND POLICIES..........................................  2
INVESTMENT PRACTICES........................................................  6
INVESTMENT RESTRICTIONS..................................................... 11
PORTFOLIO TURNOVER.......................................................... 12
DIVIDENDS................................................................... 13
INVESTMENT EXPERIENCE INFORMATION........................................... 13
Average Annual Compounded Rates of Return as of 12/31....................... 13
MANAGEMENT OF THE FUND...................................................... 14
PURCHASE AND REDEMPTION OF SHARES........................................... 21
DETERMINATION OF NET ASSET VALUE............................................ 21
TAXES....................................................................... 22
GENERAL INFORMATION......................................................... 22

             INVESTMENT OBJECTIVES, POLICIES, PRACTICES, AND RISKS

Canada Life of America Series Fund, Inc. is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company and was organized on February 23, 1989 as a Maryland corporation.

Fund shares are not offered directly to the public but are currently sold only to Canada Life Insurance Company of America (the "Company"), Canada Life Insurance Company of New York ("CLNY"), and to certain of their separate accounts to fund the benefits under certain variable policies (the "policies") issued by the respective insurance companies. The separate accounts invest in Fund shares in accordance with instructions received from policy owners. Fund shares also may be sold to The Canada Life Assurance Company ("Canada Life"), its affiliates and their separate accounts. The Company and CLNY are wholly owned subsidiaries of Canada Life. Canada Life commenced operations in 1847 and has been actively operating in the United States since 1889. Canada Life is one of the largest life insurance companies in North America with consolidated assets as of December 31, 1998 of approximately $_________ billion (U.S. dollars).

A policy owner's beneficial interest in the Fund is limited to the assets of the particular Portfolios in which the policy hold's shares.

The Fund currently offers six series (each, a "Portfolio"). These Portfolios are Bond, Capital, International Equity, Managed, Money Market, and Value Equity Portfolios. Each Portfolio has its own investment objective, policies and restrictions that determine its investment return. There is no assurance that any Portfolio will achieve its investment objective. The investment objective of each Portfolio is not fundamental and, accordingly, the Board of Directors ("Board") may change the objective without shareholder approval. If the Board were to change an objective, it would notify the shareholders promptly.

Each Portfolio is subject to a different degree of market and credit or financial risk. Market risk refers to the volatility of security prices due to changes in securities market conditions in general and, particularly in the case of debt securities, changes in the overall level of interest rates. Credit or financial risk refers to the ability of an issuer of a debt security to pay principal and interest on such security and to the earnings stability and overall financial soundness of an issuer of an equity security. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the Portfolios. This factor depends upon the overall maturity of the securities in a Portfolio, since changing interest rates do not affect the current income levels of a pre-existing portfolio of fixed-rate securities.

The following section explains more about the investments and investment techniques in which the Portfolios invest. It also includes a brief discussion about the specific risks associated with a particular investment or technique. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

The following supplements the Fund's "Investment Objectives, Policies, Practices, and Risks" set forth in the Prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

Money Market Portfolio

The investment objective of Money Market Portfolio is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. Money Market Portfolio seeks to achieve its objective by investing in high quality money market instruments, including:

    1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;
    2. obligations, such as certificates of deposit and banker's acceptances, of U.S. or Canadian banks, U.S. savings and loans associations, and Canadian trust companies which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;
    3.  commercial paper or bank loan participations;
    4.  corporate obligations;
    5. obligations issued or guaranteed as to principal and interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency; and
    6.  repurchase agreements that mature within seven days.

All investments of Money Market Portfolio will be denominated in U.S. currency, and the Portfolio will limit its investments to instruments that the Board determines present minimal risks and which generally are, at the time of acquisition, either:

    1. rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("Rating Agency"); or
    2.  by one Rating Agency if that Rating Agency is the only Rating
        Agency that has rated the instrument or issuer; or
    3. if the instrument is not rated, is of comparable quality as determined by the Board; or
    4. issued by an issuer that has received a rating of the type described in "1" or "2" above on other securities that are comparable in priority and security to the instrument.

All of the money market investments mature in thirteen months or less. Money Market Portfolio uses the amortized cost method of securities valuation. See "Valuation of Shares."

Because of the short-term nature of the Money Market Portfolio's investments, a portfolio turnover rate is not applicable. Investment in shares of Money Market Portfolio should be subject to relatively little market risk and financial risk but a high level of current income volatility.

Bond Portfolio

As stated in the prospectus, Bond Portfolio's investment objective is to provide as high a level of current income and capital appreciation, as is consistent with preservation of principal. Bond Portfolio seeks to achieve its objective by investing primarily in U.S. dollar-denominated debt instruments. At least 80% of Bond Portfolio's assets are invested in the following:

    1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;
    2. publicly-traded debt instruments which are rated within the four highest categories by Moody's Investors Service or Standard & Poor's Corporation, or Duff & Phelps;
    3. obligations issued or guaranteed as to principal and interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency.

The remaining 20% of total assets of Bond Portfolio may be invested in lower quality debt instruments of high yield debt instruments. Generally, these provide higher yields but are subject to greater market fluctuations and risk of loss of income and principal than higher quality debt instruments. Bond Portfolio does not invest in any instruments that are rated lower than B. Bond Portfolio will not directly purchase common stocks. However, it may retain up to 20% of the value of its total assets in debt instruments or preferred shares which are convertible into common shares. Bond Portfolio may also invest up to 10% of its total assets in privately placed debt instruments that carry registration rights exercisable within twelve months of the date of investment.

Cash and money market instruments of the type in which Money Market Portfolio may invest (described below), pending investment in accordance with Bond Portfolio's investment policies and to provide for expenses and anticipated redemption payments. Bond Portfolio also may enter into repurchase agreements, engage in options trading to the extent described under "Put And Call Options", and, subject to its fundamental policies, may make loans of portfolio securities.

Investment in shares of Bond Portfolio generally should be subject to relatively low financial risk, moderately high market risk and moderately low current income volatility. However, to the extent Bond Portfolio invests up to 20% of its assets in lower quality debt instruments, these instruments could increase financial risk and income volatility. Bond Portfolio may have more than 20% of its assets in lower quality debt instruments if debt instruments rated in the fourth highest category when purchased are subsequently downgraded. See "Lower Quality Debt Instruments."

Value Equity Portfolio

As described in the prospectus, Value Equity Portfolio's investment objective is to provide long-term growth and income by investing in equity securities that are believed to have appreciation potential. The Adviser's equity investment philosophy is based upon a fundamental value approach to security evaluation, designed to preserve capital over a long-term investment horizon. The Adviser seeks to accomplish this objective through the purchase of stocks with poor current market psychology that are undervalued relative to normal earnings power. Value Equity Portfolio pursues its objective by investing primarily in common stocks. It may invest in other securities, including rights, warrants, preferred stock and debt securities convertible into or carrying rights or warrants to purchase common stock or to participate in earnings. Value Equity Portfolio's investments are not limited to any particular type or size of company. Investments are made primarily in equity securities of companies that are publicly traded on a U.S. stock exchange or in the over-the-counter market of the National Association of Securities Dealers. Up to 20% of Value Equity Portfolio, by market value, may be invested from time to time in equity securities listed on Canadian or other foreign stock exchanges.

For prudent diversification, Value Equity Portfolio maintains at all times investments in at least 30 individual companies, in each case limited to 5% of the Portfolio's total assets. Value Equity Portfolio also may maintain up to 25% of its total market value in cash or money market instruments, either pending selection of particular equity investments, or for defensive purposes. Money market instruments are those eligible for investment by the Money Market Portfolio. Value Equity Portfolio may enter into repurchase agreements, engage in options trading to the extent described under "Put And Call Options", and, subject to its fundamental policies, may make loans of portfolio securities. In addition, Value Equity Portfolio may invest in stock index futures, options on stock index futures, and stock index options. See "Description of Certain Investment Practices."

Investment in shares of Value Equity Portfolio should be subject to moderate levels of both market and financial risk.

Managed Portfolio

As stated in the prospectus, Managed Portfolio's investment objective is to achieve as high a level of return as possible, through capital appreciation and income, consistent with prudent investment risk and preservation of capital. This Portfolio seeks to achieve its objective by following a fully managed investment policy through investment in three sectors:

    1. the Money Market Sector, which consists of money market instruments and other debt instruments, of the type eligible for investment by the Money Market Portfolio, with maturities not exceeding one year;
    2. the Bond Sector, which consists of bonds and other debt securities, of the type eligible for investment by the Bond Portfolio, with maturities exceeding one year; and
    3. the Equity Sector, which consists of common stocks, securities convertible into common stocks and warrants, of the type eligible for investment by Value Equity Portfolio.

There are no minimum or maximum percentages as to the amount of the Managed Portfolio's assets that may be invested in each sector. The asset mix of Managed Portfolio is adjusted based on the Adviser's analysis of the political and economic outlook over the next six to eighteen months, taking into account such factors as inflation, growth, trends in currency values, commodity prices and relative values of stocks and bonds. Managed Portfolio may enter into repurchase agreements, engage in options trading to the extent described under "Put and Call Options", and, subject to its fundamental policies, may make loans of portfolio securities. In addition, Managed Portfolio may invest in stock index futures, options on stock index futures, and stock index options. See "Description of Certain Investment Practices."

Investment in shares of Managed Portfolio should generally be subject to moderate levels of both market and financial risk and relatively high levels of current income volatility. However, should Managed Portfolio invest a substantial portion of its assets in lower quality debt instruments, market and financial risk could increase. See "Lower Quality Debt Instruments."

Capital Portfolio

As stated in the prospectus, Capital Portfolio's investment objective is to provide capital appreciation, not current income, by investing in common stocks and securities convertible into or exchangeable for common stocks, in common stock purchase warrants, in debt securities and in preferred stocks believed to provide capital appreciation opportunities. The adviser selects common stocks principally for the near or intermediate-term prospects of capital appreciation potential. Stocks selected may be those believed to be underpriced or stocks of growth companies, cyclical companies, or companies believed to be undergoing a basic change for the better. They may be stocks of established, well-known companies or of newer, less-seasoned companies believed to have better-than-average prospects.

Capital Portfolio may, pending investment and for temporary defensive purposes, hold cash and invest without limitation in high-grade, short-term money market instruments, including repurchase agreements, of the types in which Money Market Portfolio may invest.

Investment in shares of Capital Portfolio should generally be subject to moderate levels of both market and financial risk.

International Equity Portfolio

As stated in the prospectus, International Equity Portfolio's investment objective is to provide long-term capital appreciation by investing in equity or equity type securities of companies located outside of the United States. International Equity Portfolio seeks diversification by purchasing securities from various countries that offer different investment opportunities and are affected by different economic trends. Although International Equity Portfolio normally invests in issuers in developed countries, it also may invest in developing countries. Investments in developing markets provide greater opportunities for growth although they are expected to be more volatile than securities in developed markets. Investing in foreign securities may involve greater risk than investing in domestic securities because of the possibilities of exchange rate fluctuations, currency exchange controls, lack of uniformity of accounting, auditing and financial reporting standards, war, expropriation, and less securities regulations. See "Developing Countries".

International Equity Portfolio is intended for investors who can accept the risks involved in investments in equity and equity-related securities of issuers located outside the United States, as well as in foreign currencies and in the active management techniques that International Equity Portfolio generally employs.

The equity and equity-related securities in which International Equity Portfolio primarily invests are common stock, preferred stock, convertible preferred stock and warrants or other rights to acquire stock that the Subadviser believes offer the potential for long-term capital appreciation. International Equity Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to ADRs. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets and EDRs, in bearer form, are designed for trading in European securities markets.

Investment in International Equity Portfolio involves the greatest degree of market and financial risk of any of the Portfolios.

As nonfundamental policies, International Equity Portfolio:

1. limits its exposure to developing markets to a maximum of 30% of its net assets;
2.  limits its exposure to a single industry group to 25% of its net assets;
3. limits its exposure to a single country, excluding [England and ]Japan, to [25]% of its total assets;
4. normally maintains investments in [at least 4 different countries and ]a minimum of 40 individual company holdings;
5. maintains exposure to a minimum of 5 of the 8 industry groups as defined by Morgan Stanley (see the Appendix to the prospectus);
6. may, for defensive purposes only, hedge International Equity Portfolio currency exposure through the use of futures, options, or currency contracts (see "Currency Hedging" ); and
7. may, for short-term investment or defensive purposes only, invest in short-term instruments of U.S. or foreign issuers.

Money Market Instruments. Certain money market instruments are described below. The Money Market Portfolio may use them extensively and other Portfolios also may use them, as outlined in the Prospectus and described above.

Banker's Acceptances. A banker's acceptance is a short-term credit instrument evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Canadian And Provincial Government And Crown Agency Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal and interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the governor in Council, where necessary.

Provincial Government obligations are debt securities issued or guaranteed as to principal and interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies, which are not by law agents of Her Majesty in right of a particular province of Canada, may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province.

Finally, other provincial Crown agencies that are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada would support the obligations of provincial Crown agencies that are not agents of Her Majesty or which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

Any Canadian or Provincial government or Crown Agency obligation acquired by a Fund Portfolio is denominated in U.S. currency.

Certificates Of Deposit. A certificate of deposit is a short-term, interest bearing, negotiable certificate issued by a bank or a savings and loan association against funds deposited in the issuing institution.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months.

Corporate Obligations. Corporate obligations include bonds and notes issued by corporations, generally to finance long-term credit needs.

Repurchase Agreements. A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a specified price and date. Generally, repurchase agreements are of short duration, often less than one week but on occasion may be for longer periods. The repurchase price reflects an agreed upon interest rate unrelated to the coupon rate on the underlying obligation. Repurchase agreements entered into by the Fund are with banks, brokers or dealers. All repurchase agreements entered into by a Portfolio are subject to the Adviser evaluating the creditworthiness and financial responsibility of the bank, broker or dealer with whom the agreement was entered into. The Board establishes the standards utilized by the Adviser and Subadvisers in evaluating the credit worthiness of the issuer. Repurchase agreements will be fully collateralized at all times. Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the loss to the Portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A Portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Fund might be delayed or limited.

U.S. Government Securities. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, Travelers Asset Management International Corporation ("TAMIC"), determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

                             INVESTMENT PRACTICES

Currency Hedging. Because investment in foreign securities usually involves currencies of foreign countries, the value of International Equity Portfolio's assets as measured in U.S. dollars is affected by changes in foreign currency exchange rates. To manage exposure to currency fluctuations, International Equity Portfolio may buy and sell options and futures relating to foreign currencies or enter into forward currency contracts (agreements to exchange one currency for another at a future date).

Successful hedging depends on International Equity Portfolio Subadviser's skill in analyzing and predicting exchange rates, and could result in an opportunity loss to International Equity Portfolio if currencies do not perform as the Subadviser expects. For example, if a currency rises in value against the U.S. dollar at a time when the currency had been hedged by selling that currency for dollars, the Portfolio will not have an opportunity to benefit from the currency's appreciation.

GNMA Certificates. Bond, Managed, and Capital Portfolios may each invest in securities of the Government National Mortgage Agency ("GNMA"), a government corporation within the U.S. Department of Housing and Urban Development. GNMA Certificates are mortgage-backed securities representing part ownership in a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

GNMAs are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. A Portfolio, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Adviser or Subadvisers, in determining the attractiveness of GNMA Certificates in comparison to alternative fixed-income securities, and in choosing specific GNMA Certificates issues, make assumptions as to the likely speed of prepayment. Actual experience may vary from these assumptions, resulting in a higher or lower investment return than anticipated.

International Investments. The following information is of particular importance to International Equity Portfolio. International investments can involve significant risks in addition to those inherited in U.S. investments. The value of assets denominated in foreign currencies can fluctuate significantly as a result of changes in value of foreign currencies against the U.S. dollar. Many international markets have less trading volume and liquidity than U.S. markets, which may result in volatile security prices. Accounting and disclosure standards in many international markets are neither uniform nor comparable to U.S. standards, and it may be difficult to obtain reliable information about a company's operations and financial condition. The costs of investing in international markets (brokerage commissions, custodian fees, withholding taxes, etc.) are higher than similar costs of investing in the U.S. International markets and may offer less investor protection than U.S. markets. It may be difficult to enforce legal rights in foreign countries. There may be less government supervision and regulation of companies, brokers, and markets. Trading and settlement practices may result in increased risk because of failed trades or broker insolvency.

Investing in developing countries entails even greater risk. International Equity Portfolio may invest in securities of companies located in countries with developing economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally including the risks of nationalization or expropriation of assets, may be heightened.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make International Equity Portfolio's investments in such countries illiquid and more volatile than investments in developed countries, and this Portfolio may be required to establish special custody arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the availability of International Equity Portfolio to invest in securities of certain issuers located in those countries.

Loans Of Portfolio Securities. Subject to its fundamental policies, for the purpose of realizing additional income, each Portfolio may lend securities from its Portfolio (but not in excess of 30% of its total assets), to brokers, dealers, and financial institutions. Any such loans are continuously secured by collateral at least equal to the current market value of the securities loaned plus accrued interest. The Portfolio may, at any time, call the loan and regain the securities loaned. Prior to making a loan, the Adviser or Subadvisers must determine that each borrower shows satisfactory creditworthiness. The Board establishes the standards utilized by the Adviser and Subadvisers in evaluating the borrower's creditworthiness. The risk involved in loans of portfolio securities is minimized because, if the borrower were to default, the collateral held by the Portfolio should satisfy the obligation.

A Portfolio retains all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and has the right to regain record ownership of loaned securities to exercise such beneficial rights.

Lower Quality Debt Instruments. Up to 20% of Bond Portfolio's total assets may be invested in lower quality debt instruments (i.e. BB or B as rated by Standard & Poors ("S&P") and Duff & Phelps ("D&P") or Ba or B as rated by Moody's Investors Service

("Moody's")). Managed Portfolio also may invest a substantial portion of its assets in such instruments. These instruments also are referred to as high-yield, high-risk or junk bonds. Debt instruments with higher ratings, and especially those rated as investment grade but not high quality (i.e., rated BBB by S&P or D&P or Baa by Moody's) may, after purchase by either Portfolio, have their ratings lowered due to the deterioration of an issuer's financial position. Bond and Managed Portfolios both may invest without limit in investment-grade debt instruments that are not "high quality" debt instruments and that may be downgraded to lower quality at any time after being purchased by a Portfolio.

Lower quality debt instruments entail certain risks. These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of high-yielding securities will adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

Corporations may issue high-yielding securities in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuers.

High-yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a portfolio. If an issuer were to exercise a call during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain high-yielding securities that are thinly traded. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Adviser and Subadvisers anticipate that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

The market for high-yielding securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may incur special costs in disposing of such securities but will generally incur no costs when the issuer is responsible for registering the securities.

A Portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

Put And Call Options. Each Portfolio, except the Money Market Portfolio, may invest up to 5% of its assets in premiums on put options, provided that the Portfolio owns the securities underlying the puts or securities substantially similar to such underlying securities. Each Portfolio, except the Money Market Portfolio, may also write call options on securities held by it, or that can be readily acquired by exercise of conversion privileges on convertible securities, provided that not more than 25% of the total assets of a Portfolio would be subject to call options. The Portfolios do not sell put options or purchase call options unless the transaction is for the purpose of closing out existing options positions. Put options purchased by a Portfolio and call options written by a Portfolio, and the securities underlying such options, are listed on national securities exchanges or traded in the over-the-counter market. A Portfolio may enter into closing transactions, exercise its options or permit them to expire.

A put option gives the holder (buyer) the right to sell a security at a specified price (the "exercise" price) at any time until a certain date (the expiration date). In effect, the buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Portfolio to protect capital gains in an appreciated security it owns, without being required to actually sell that security.

In writing "covered" call options, a Portfolio gives the holder (purchaser) the right to purchase the underlying security at a specified price (the "exercise" price) at any time prior to the expiration of the option, normally within nine months. Immediately upon writing the option, the Portfolio receives a payment from the purchaser of the option known as a "premium." If the option is not exercised, the premium generates additional revenues for the Portfolio or, if the market price of the underlying security declines, it reduces the amount of loss the Portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the option is exercised, the Portfolio loses the opportunity to profit from that portion of the rise which is in excess of the exercise price plus the premium for the call. Therefore, a Portfolio writes call options only when the Adviser believes that the option premium will yield a greater return to the Portfolio than any capital appreciation that might occur on the underlying security during the life of the option, or when the Adviser believes that the option will reduce the risk involved in owning the underlying security. For information regarding investment by Value Equity, Managed, Capital and International Equity Portfolios in stock index futures, options on stock index futures, and stock index options, see below.

Stock Index Futures, Options On Stock Index Futures, And Stock Index Options. Purchase or sales of stock index futures contracts may be used by Value Equity, Managed, Capital, and International Equity Portfolios to attempt to protect the Portfolio's current or intended investments from fluctuations in securities prices. By establishing an appropriate "short" position in index futures, a Portfolio may seek to protect the value of its investments against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio is effected to a lesser degree by adverse overall market price movements than would otherwise be the case.

A Portfolio incurs brokerage fees when it purchases and sells futures contracts, and it is required to maintain margin deposits. Initially, when purchasing or selling futures contracts, a Portfolio is required to deposit with the broker an amount of cash or U.S. government securities equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. It is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin" to and from the broker are made daily as the price of the index of securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark-to-market." At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position at the then prevailing price, which operates to terminate the Portfolio's existing position in the contract.

Value Equity, Managed, Capital, and International Equity Portfolios also may purchase and write call and put options on stock index futures contracts to hedge their investments. A call option on a futures contract gives the purchaser the right, in return for the premiums paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Value Equity, Managed, Capital, and International Equity Portfolios also may purchase and sell options on stock indices. Options on stock indices are similar to options on stock except that: (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly; and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to: (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise; multiplied by (b) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or, in the case of options owned by the Portfolio, it may let the option expire unexercised.

When a Portfolio has a long position in a futures contract, the Portfolio either covers the position or establishes a segregated asset account containing cash, U.S. government securities, or other appropriate highly liquid securities equal in value to the purchase price of the contract (less any margin on deposit). When a Portfolio has a short position in a futures contract, the Portfolio either covers the position or establishes a segregated asset account with cash, U.S. government securities, or other appropriate high-grade debt obligations equal to the market value of the instruments underlying the futures contract (less any margin on deposit). Call options sold by a Portfolio with respect to futures contracts are covered by, among other things: entering into a long position in the same contract at a price no higher than the strike price of the call option or by ownership of the underlying instruments or other instruments, the prices of which are expected to move relatively consistently with the instruments underlying, the futures contracts. Call options sold by a Portfolio on a stock index are covered by the Portfolio's holding a portfolio of stocks substantially replicating the movement of the index underlying the call option. Put options sold by the Portfolio with respect to futures contracts or stock indices are written only to close out existing positions.

There can be no assurance that the Adviser or Subadvisers of Value Equity, Managed, Capital, or International Equity Portfolio will be successful in using stock index futures, options on stock index futures, or stock index options as hedging devices. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may or may not be at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Additional risks arise because of the imperfect correlation between movements in the price of the stock index option or stock index future and movements in the price of the securities that are the subject of the hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index and the portion of the portfolio being hedged, the price of stock index options or futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Portfolio may be required to maintain a position until exercise or expiration, which could result in losses. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions. If a futures market were to become unavailable, in the event of an adverse movement, the Portfolio would be required to continue to make daily cash payments of variation margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Portfolio could experience delays or might not be able to trade or exercise options or futures purchased through that broker. In addition, the Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations to effect the Portfolio's futures transactions. While the principal purpose of hedging is to limit the affects of adverse market movements, the attendant expense may cause a Portfolio's returns to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the accuracy of the Portfolio's Adviser or Subadviser in predicting future changes in interest rate levels or securities price movements, as well as on the expense of hedging.

Warrants. Value Equity, Managed, Capital, and International Equity Portfolios may invest in warrants. A warrant is a right to buy a certain security at a set price during a certain time period. These Portfolios intend to purchase warrants that are traded on a national securities exchange or in the over-the-counter markets.

                            INVESTMENT RESTRICTIONS

Each Portfolio is subject to the following two kinds of investment policies, fundamental and nonfundamental, that also restrict it in implementing its investment objective. Fundamental restrictions may be changed only with the affirmative vote of a majority of a Portfolio's outstanding voting securities. The Board may change nonfundamental restrictions without shareholder approval. Shareholders will be notified promptly of any such changes.

The Fund's fundamental restrictions provide that no Portfolio will:

    1. issue senior securities, except to the extent that the borrowing of money, as permitted in restriction 6, may constitute the issuance of a senior security;
    2. invest more than 25% of its total assets in securities of issuers primarily engaged in any one industry, excluding obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations of banks or savings and loan associations, and instruments secured by these instruments, such as repurchase agreements for U.S. government securities. For purposes of this restriction, neither finance companies nor utilities, as a group, are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry;
    3. invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of an issuer, excluding obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    4. purchase or sell commodities, commodity contracts, real estate or real estate mortgages, interests in oil, gas or other mineral exploration or development programs, except that each portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each portfolio may invest in securities secured by real estate or real estate mortgages. This restriction does not apply to purchases and sales of covered call options and put options to the extent described in restriction 9; moreover, Value Equity, Managed, Capital, and International Equity Portfolios may purchase and sell stock index futures contracts, options on stock index futures contracts, and stock index options as described in the prospectus and in the SAI. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    5. underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each portfolio;
    6. borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for investment or leveraging), or pledge or mortgage more than 15% of total assets as security for such indebtedness. The aggregate amount of any such indebtedness may not exceed 10% of total assets at the time a loan is made, and a portfolio may not make additional investments during any period that its borrowings exceed 5% of total assets. Borrowings in relation to the entry into stock index futures contracts, options on stock index futures contracts, and stock index options shall not be deemed to be a violation of this restriction, and Value Equity, Managed, Capital, and International Equity Portfolios entry into collateral arrangements with respect to stock index futures contracts, options on stock index futures contracts, and stock index options with respect to initial or variation margins will not be deemed to be pledges of these portfolio's assets;
    7. purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short term credit as may be necessary for the clearance of securities transactions, and except that Value Equity, Managed, Capital, and International Equity Portfolios may purchase or sell stock index futures contracts and may make initial and variation margin payments in connection with purchases or sales of stock index futures contracts, options on stock index futures contracts, and stock index options;

    8. lend money, except through the purchase of obligations in which a Portfolio is authorized to invest or by entering into repurchase agreements; and
    9. write call options if more than 25% of the value of a Portfolio's total assets would be subject to call options. Call options may only be written on securities held, or which can be readily acquired by exercise of conversion privileges on convertible securities or, in the case of options written on stock indices, written on an index the movement of which is substantially replicated by a portfolio of stocks held by the Portfolio. Put options may only be purchased if 5% or less of total assets would be invested in premiums on put options. Value Equity, Managed, Capital, and International Equity Portfolios may purchase or sell options on stock index futures contracts and stock index options as described in the prospectus and SAI. Call options may be purchased and put options may be sold only for the purpose of closing out existing options positions.

The Fund's nonfundamental restrictions provide that no Portfolio will:

    1. invest more than [15]% of total assets in securities or other investments, including repurchase agreements, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;
    2. invest more than 5% of total assets in securities of other investment companies, or purchase more than 3% of the total outstanding voting stock of any single investment company, or invest more than 10% of total assets in securities issued by investment companies, other than in connection with a merger, consolidation, acquisition or reorganization;
    3. lend portfolio securities in an amount greater than 30% of total assets; or [can't lend securities until loan policy, #8 above, is amended to exclude securities loans from loan prohibition]
    4. invest more than 20% of total assets in securities of foreign issuers with the exception of International Equity Portfolio, which may invest 100% of total assets in foreign securities.

If a percentage restriction (for either a fundamental or nonfundamental restriction) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of assets or amount of total assets generally is not considered a violation of the restriction.

In addition to the investment restrictions described above, the Fund's Portfolios comply with restrictions contained in any current insurance laws in order that the assets of the separate accounts of the Company, CLNY and their affiliates may be invested in Fund shares.

                              PORTFOLIO TURNOVER

Although the Funds do not intend to invest for the purpose of seeking short-term profits, a Fund's investment adviser or subadviser may sell its securities whenever the adviser or subadviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

Normally, the annual rate of portfolio turnover differs for each Portfolio and varies from year to year. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities, excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which are borne directly by the Portfolios. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio.

No portfolio turnover rate can be calculated for Money Market Portfolio due to the short maturities of its instruments. Portfolio turnover should not affect the income or net asset value of Money Market Portfolio because brokerage commissions are not normally charged on the purchase or sale of money market instruments.

The following table shows significant variations in the portfolio turnover rates for the Portfolios for the past two years and/or between the calendar year 1998 and the rate anticipated for the calendar year 1999:

[If there was no significant variation in a turnover rate between 1997 and 1998 and if no significant variation is expected between 1998 and 1999, mark out the Portfolio. If there was significant variation between 1997 and 1998 but none is expected between 1998 and 1999, mark N/A in the 1999 column. Need brief explanation for each Portfolio reporting and/or estimating significant variations.]


----------------------------------------------------------------------------------------
                                        Turnover

Portfolio                           1997              1998              1999
                                                                        (Anticipated)
----------------------------------------------------------------------------------------
Bond Portfolio
----------------------------------------------------------------------------------------
Capital Portfolio
----------------------------------------------------------------------------------------
Managed Portfolio
----------------------------------------------------------------------------------------
Value Equity Portfolio
----------------------------------------------------------------------------------------
International Equity Portfolio
----------------------------------------------------------------------------------------

N/A = no significant variation is expected for 1999.

                                   DIVIDENDS

Dividends from net investment income and any net realized capital gains of Money Market Portfolio are declared daily and reinvested monthly in additional shares of the Money Market Portfolio at net asset value. Dividends from net investment income and any net realized capital gains of Value Equity, Bond, Managed, Capital, and International Equity Portfolios are declared and reinvested annually in additional shares of the respective Portfolio at its net asset value.

                       INVESTMENT EXPERIENCE INFORMATION

The information provided in this section shows the historical investment experience of the Fund's Portfolios. It does not represent or project future investment performance.

Four Portfolios of the Fund commenced operations on December 4, 1989. The rates of return shown below depict the actual investment experience of each Portfolio for the periods shown. Capital Portfolio commenced operations on May 1, 1993 and International Equity Portfolio commenced operations on May 1, 1995.

Performance Quotations

The rates of return shown below are based on actual investment performance, after the deduction of investment advisory fees and direct Fund expenses of the Portfolios of the Fund. The rates are average annual compounded rates of return for the period ending on December 31, 1998.

These rates of return figures do not reflect charges or deductions against the separate accounts of the Company or CLNY or charges and deductions against the policies. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits or Policy values. Where relevant, the prospectuses for the Policies also contain performance information. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

             Average Annual Compounded Rates of Return as of 12/31

                                                   (Inception)
Fund Portfolio              OneYear   Five Years   to 12/31/98
--------------------------  --------  -----------  ------------

Value Equity                       %            %            %
Bond                               %            %            %
Managed                            %            %            %
Money Market                       %            %            %
Capital                            %          ***            %*
International Equity               %          ***            %**

*   Calculated from May 1, 1993 to December 31, 1998.
**  Calculated from May 1, 1995 to December 31, 1998.
*** Five-Year Average Annual Total Return information is not available for the Capital and International Equity Portfolios.

Additional information regarding the investment performance of the Portfolios appears below. The total returns shown above are in part based on each Portfolio's expenses, [which have been reduced by expense reimbursements]. If not for these reimbursements, the returns shown above would have been smaller.

Money Market Portfolio Yield Quotations

The Fund may make current yield and effective yield quotations available for the Money Market Portfolio. Current annualized yield quotations for Money Market Portfolio are based on the Portfolio's net investment income per share for a seven day period and exclude any realized or unrealized gains or losses on Portfolio securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $10). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of Money Market Portfolio for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis.

The Money Market Portfolio's actual yields fluctuate and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors. In addition, the yield quotation does not reflect the charges deducted from the Separate Account (see the Prospectus for the policy). If these charges were deducted to reflect the effective yield to a policyowner, that yield would be lower than the yield calculated for the Money Market Portfolio.

Other Portfolio Yield Quotations

The yield quotations of the Bond, Managed, Value Equity, Capital, and International Equity Portfolios are based on a specified 30 day or one month period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following equation:

                                               6
                           YIELD = 2((a-b/cd+1) -1)

Where:
     a = dividends and interest earned during the period by the Portfolio.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

Total Return Quotations

Total return quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                     N
                               P(1+T) = ERV

     Where:
            P   = a hypothetical initial payment of $1,000.
            T   = average annual total return.
            N   = number of years.
            ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

The total return quotation calculations reflect the deduction of a proportional share of Portfolio expenses and assume that all dividends and capital gains during the period are invested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

                             MANAGEMENT OF THE FUND

Directors and Officers

The Fund's directors and executive officers and their principal occupations for at least the last five years are set forth below. Unless otherwise noted below, the address of each director and executive officer is 330 University Avenue, Toronto, Canada, M5G 1R8.

The Directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted below, the address of each director and executive officer is 330 University Avenue, Toronto, Canada, M5G 1R8.

Name, Age and Address           Position(s) With The Fund          Principal Occupation(s) During Past Five Years
R. W. Morrison,* 56             Director and Chairman              Vice-President and Treasurer, Canada Life.

R. E. Beettam,* 40 **           Director and President             Vice-President and Director, U.S. Division, Canada Life.

Name, Age and Address           Position(s) With The Fund          Principal Occupation(s) During Past Five Years
E. Y. Baker, 63                 Director                           President, OHA Investment Management Limited; Senior
                                                                   Vice-President, Finance, Ontario Hospital Association.
                                                                   Formerly Vice-President, Investments, Ontario Hospital
                                                                   Association, Trustee Rogers Sugar Income Fund.

J. S. Clarke, 60                Director                           Associate Treasurer for Investments, Cornell University.
                                                                   Formerly Senior Investment Officer, Cornell University.

D. H. Harris, 73                Director                           Formerly, Director, Chairman and CEO, The Equitable
                                                                   Foundation; Executive Vice-President and Chief of Staff, and
                                                                   Director, The Equitable Life Assurance Society of the U.S.

D. V. Rough, 51                 Treasurer                          Associate Treasurer, Investment Services, Canada Life.

* Director who is an "interested person", as defined in the Investment Company Act of 1940, as amended, because of the Director's affiliation with the Company or the Adviser.
**  The business address is 6201 Powers Ferry Road, N.W., Atlanta,
    Georgia 30339.
*** The business address is 6151 Powers Ferry Road, N.W., Suite 550, Atlanta,
    Georgia 30339.

As of the date of this SAI, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of the Company or the Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board attended.

=================================================================================================================================
                                                       COMPENSATION TABLE *
=================================================================================================================================
Name/Title                  Aggregate Compensation      Pension or Retirement        Estimated Annual        Total Compensation
                               from Series Fund       Benefits Accrued as Part   Benefits Upon Retirement   from Series Fund to
                                                          of Fund Expenses                                       Directors
=================================================================================================================================

E. Y. Baker, Director          $10,000  N/A                     N/A                      N/A                     $10,000
J. S. Clarke, Director         $10,000  N/A                     N/A                      N/A                     $10,000
D. H. Harris, Director         $10,000  N/A                     N/A                      N/A                     $10,000
=================================================================================================================================

* There are no direct employees of the Fund and the only people compensated directly by the Fund are the non-affiliated directors.

Custodian

The Chase Manhattan Bank, N.A., Chase Manhattan Plaza, New York, NY, 10081, acts as custodian of the Fund's assets. The Chase Manhattan Bank, N.A. is authorized to use the facilities of the Depositary Trust Company, the book-entry system of the Federal Reserve Banks, sub-custodians, and other depositories as necessary in domestic and foreign markets.

Accounting Services

The Fund has entered into an accounting services agreement with the Company, whereby it provides certain accounting and record keeping services to the Fund.

Adviser

The Fund has entered into an Investment Advisory Agreement ("the Agreement") with CL Capital Management, Inc., (the "Adviser"). The Adviser's principal business address is 6151 Powers Ferry Road, N.W., Suite 550, Atlanta, Georgia 30339. The Adviser is a wholly owned subsidiary of the Company, which is a wholly owned subsidiary of Canada Life. The Adviser's principal executive officers are:

    Name                    Position With Adviser
    ----                    ---------------------

    R. W. Morrison          Chairman
    H.A. Rachfalowski       President
    D. V. Rough             Treasurer

The Adviser was incorporated on March 1, 1989 and began rendering investment advisory services on behalf of the Fund on May 1, 1995. Personnel providing investment advisory services for the Adviser also manage the U.S. assets of Canada Life. Canada Life is one of the largest life insurance companies in North America, with consolidated assets as of December 31, 1998 of approximately $____ billion (U.S. dollars), of which in excess of $____ billion is in U.S. assets.

Under the Agreement, the Fund has retained the Adviser to provide management and investment advisory services to the Fund for its Money Market, Bond, Value Equity and Managed Portfolios, and management services for Capital and International Equity Portfolios. As part of the investment advisory services provided to the Fund, the Adviser directs the investment of the Portfolio's assets, including placing orders for the purchase and sale of securities. The Adviser also continuously furnishes an investment program for each Portfolio (except Capital and International Equity Portfolios), and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analysis from various sources, makes necessary investment decisions and effects transactions accordingly. The Subadviser, J. & W. Seligman & Co. Incorporated, provides investment advisory services for Capital Portfolio, and the Subadviser, [INDAGO Capital Management Inc.,] provides investment advisory services for Value Equity and International Equity Portfolios and the equity portion of Managed Portfolio. The Adviser also determines the manner in which voting rights and any other rights pertaining to portfolio securities will be exercised. The Adviser also performs certain management services for the Fund, including processing shareholder orders, administering shareholder accounts, handling shareholder relations, conducting relations with custodians, depositories, transfer agents, dividend disbursing agents, accountants, attorneys, brokers and dealers, insurers, and other persons. The Adviser is, at all times, subject to the direction and supervision of the Board.

Money Market, Value Equity, Managed, Capital and International Equity Portfolios Portfolio Manager

Henry A. Rachfalowski, LLB, MBA, President of CL Capital Management, Inc. ("CLCM"), is responsible for setting overall investment policies, client communication, and determination of the asset mix and the day-to-day investment management of Money Market, Value Equity, Managed, Capital and International Equity Portfolios. Mr. Rachfalowski joined The Canada Life Assurance Company in 1996; he has fifteen years of investment management and portfolio management experience, most recently as Investment Vice President, U.S. Investments.

Bond Portfolio -- Portfolio Manager

George N. Isaac, CFA, Senior Portfolio Manager of CLCM, is responsible for the day-to-day investment management and trading activities of Bond and Managed Portfolios. Mr. Isaac has been the portfolio manager for the Fixed Income Portfolio of the General Funds of The Canada Life Assurance Company, U.S. Division, since 1980.

Capital Portfolio Subadviser

The Subadviser of Capital Portfolio (the "Capital Portfolio Subadviser") is J. &
W. Seligman & Co. Incorporated. Their address is 100 Park Avenue, New York, New York, 10017. Under a Subadvisory Agreement with the Adviser, the Capital Portfolio Subadviser provides investment advisory services to Capital Portfolio. These services include providing investment research, advice and supervision, continuously furnishing an investment program, and determining from time to time which securities shall be purchased, sold or exchanged.

The Capital Portfolio Subadviser was incorporated on April 20, 1978. It also serves as manager of eighteen investment companies in the Seligman Group (the aggregate assets of which were approximately $________ billion as of December 31, 1998) and provides investment management or advice to institutional and other accounts (having a December 31, 1998 value of approximately $_______ billion). William C. Morris owns a majority of Capital Portfolio Subadviser's outstanding voting securities.

Subadviser Portfolio Manager

Richard R. Schmaltz, Director and Managing Director, Director of Investments of the Subadviser, is responsible for the Subadviser's day-to-day investment management of Capital Portfolio, which position he has held since January of 1998. He is also responsible for the management of Seligman Growth Fund, Inc. and Seligman Capital Portfolio of Seligman Portfolios, Inc. Additionally, he is responsible for directing and overseeing the domestic investments of Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc., and Seligman Henderson Global Growth Opportunities Portfolio of Seligman Portfolios, Inc.

Value Equity, International Equity, and Equity Portion of Managed Portfolios Subadviser

The Subadviser of Value Equity, International Equity and the equity portion of Managed Portfolios (the "Equity Portfolios Subadviser") is [INDAGO Capital Management Inc. Its address is 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5. ]Under a Subadvisory Agreement with the Adviser, the Equity Portfolios Subadviser provides investment advisory services to Value Equity and International Equity Portfolios and the equity portion of Managed Portfolio. These services include providing investment research, advice and supervision, continuously furnishing an investment program, and determining from time to time which securities shall be purchased, sold, or exchanged. The Adviser pays the subadvisory fee to the Equity Portfolios Subadviser.

[Effective July 15, 1997, Equity Portfolio Subadviser changed its name from CLCM to INDAGO. The name change was executed in connection with the sale of fifty percent of the Equity Portfolio Subadviser's outstanding common stock to certain of its executive employees (the "Executive Employees"). The Equity Portfolio Subadviser is jointly owned by the Executive Employees and Canada Life.

The Equity Portfolio Subadviser was incorporated on February 24, 1977. It also serves as manager of assets of Canada Life (the aggregate assets of which were approximately Canadian $_______ billion at December 31, 1998) and provides investment management to individual and institutional accounts (having a December 31, 1998 value of approximately Canadian $_________ billion). The principal executive officers of the Equity Portfolio Subadviser are: J.K. S. Fleming, President; and G.V. Kondrat, CFA, Vice-President and Chief Investment Officer.]

[Subadviser Portfolio Manager

Thomas Tibbles, CFA, joined INDAGO Capital Management Inc. (INDAGO) as Vice President, Foreign Equities on August 1, 1996. Mr. Tibbles has 10 years of investment experience, most recently as Vice President, International Equities at Sun Life Investment Management. For most of his career, he has focused on research and portfolio management activities related to the international capital markets. Mr. Tibbles is responsible for the Subadviser's day-to-day investment management of the International Equity Portfolio.]

Advisory Fees and Expenses

The Fund pays the Adviser, as full compensation for all services and facilities provided by the Adviser to the Fund and expenses of the Fund assumed by the Adviser, a monthly fee computed for each Portfolio on a daily basis, at an annual rate of 0.50% of each Portfolio's net assets, except International Equity Portfolio, which has an annual rate of 0.80%. For Capital, Value Equity and International Equity Portfolios and the equity portion of Managed Portfolio, the Adviser in turn pays the Subadvisers, as full compensation for investment advisory services to the respective Portfolio, a monthly fee computed on a daily basis, at an annual rate of 0.25% of each such Portfolio's (equity portion for Managed Portfolio's) net assets, and 0.30% of the net assets of International Equity Portfolio. The Fund incurs certain operating and general administrative expenses in addition to the Adviser's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custodial services; transfer agent fees, if any; expenses of redemption of shares; Securities and Exchange Commission fees; expenses of registering shares under federal and state securities laws; accounting costs; insurance; interest; brokerage costs; and other expenses properly payable by the Fund. Certain expenses are paid by the particular portfolio that incurs them, while other expenses are allocated among the portfolios on the basis of the asset size of the respective portfolio, or by the Board of Directors as appropriate. At the current time, Canada Life Insurance Company of America (CLICA) is reimbursing the Fund for expenses (other than advisory fees) that exceed 0.40% of the Managed, Bond, Value Equity, Capital, and International Equity Portfolio, and 0.25% of the Money Market Portfolio. However, CLICA reserves the right to discontinue this reimbursement at any time.

* The investment advisory fee for the International Equity Portfolio may exceed the industry average of investment advisory fees for domestic equity funds but does not exceed the industry average of advisory fees for international funds.

The Fund paid the following aggregate total advisory fees of $____________, $297,589, and $262,822, for the years ended December 31, 1998, 1997, and 1996, respectively.

Each Portfolio is charged for the expenses it incurs in its operations as well as for a portion of the Fund's general administrative expenses, allocated on the basis of the asset size of the respective Portfolio or otherwise by the Board as appropriate. Expenses other than the Adviser's fee that are borne directly and payable individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, and other costs properly payable by the Portfolio. Expenses that are allocated among the Portfolios include, but are not limited to, directors' fees and expenses, independent auditor's fees, transfer agent fees, expenses of redemption, Securities and Exchange Commission fees, registration costs, insurance costs, legal fees, and all other costs of the Fund's operation properly payable by the Fund and allocable among the Portfolios.

Investment Advisory Agreement

The Board, including a majority of the directors who are not interested persons of the Adviser, initially approved the Agreement on February 23, 1995. On April 13, 1995, the Agreement was approved by an affirmative vote of a majority of outstanding securities, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement thereafter continues in effect from year to year if approved annually by the Board or by a majority of the outstanding shares of each Portfolio, and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such party. The Agreement is not assignable, may be terminated without penalty by the Fund or the Adviser on 60 days notice, and terminates automatically in the event of its assignment. The Agreement may be terminated by the Fund for cause at any time.

The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by an affirmative vote of a majority of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the series should fail to approve the Agreement, the Adviser may nonetheless serve as Adviser with respect to any Portfolio whose shareholders approved the Agreement.

The Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder, and except for negligence or misconduct in connection with management services.

Capital Portfolio Subadvisory Agreement

The Capital Portfolio Subadvisory Agreement was initially approved by the Board, including a majority of the directors who are not interested persons of the Fund, the Adviser, or the Capital Portfolio Subadviser on February 23, 1995. On April 13, 1995, the Agreement was approved by an affirmative vote of a majority of outstanding shares of the Capital Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement continues in effect from year to year if approved annually by the Board including a majority of the directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of Capital Portfolio. The Agreement is not assignable, may be terminated at any time without penalty by the Board or by vote of a majority of the outstanding shares of Capital Portfolio, or by the Adviser or the Capital Portfolio Subadviser on 60 days notice to the other party, and terminates automatically in the event of its assignment. The Agreement may be terminated by the Fund for cause at any time.

The services of the Capital Portfolio Subadviser to Capital Portfolio are not deemed to be exclusive, and they are free to render services to others. Securities held by Capital Portfolio may also be held by separate investment accounts or other mutual funds for which the Capital Portfolio Subadviser may act as an adviser or by the Capital Portfolio Subadviser or its affiliates.

The Agreement provides that the Capital Portfolio Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

Value Equity Portfolio Subadvisory Agreement

Value Equity Portfolio's Subadvisory Agreement was approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund, the Adviser, or INDAGO on May 21, 1998. On July 27, 1998, the Agreement was approved by an affirmative vote of a majority of outstanding shares of Value Equity Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement continues in effect from year to year if approved annually by the Board of Directors of the Fund including a majority of the directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of Value Equity Portfolio. The Agreement is not assignable, may be terminated at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of Value Equity Portfolio, or by the Adviser or Value Equity Portfolio Subadviser on 60 days notice to the other party, and terminates automatically in the event of its assignment. The Agreement may be terminated by the Fund for cause at any time.

The services of Value Equity Portfolio's Subadviser to the Value Equity Portfolio are not deemed to be exclusive, and it is free to render services to others. Securities held by Value Equity Portfolio may also be held by separate investment accounts or other mutual funds for which the Value Equity Portfolio Subadviser may act as an adviser or by the Value Equity Portfolio Subadviser or its affiliates.

The Agreement provides that the Value Equity Portfolio Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

Managed Portfolio Subadvisory Agreement

Managed Portfolio Subadvisory Agreement was approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund, the Adviser, or INDAGO on May 21, 1998. On July 27, 1998, the Agreement was approved by an affirmative vote of a majority of outstanding shares of Managed Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement continues in effect from year to year if approved annually by the Board of Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of the Managed Portfolio. The Agreement is not assignable and may be terminated at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Managed Portfolio, or by the Adviser or Managed Portfolio Subadviser on 60 days notice to the other party. The Agreement may be terminated by the Fund for cause at any time.

The services of the Managed Portfolio Subadviser to Managed Portfolio are not deemed to be exclusive, and it is free to render services to others. Securities held by Managed Portfolio may also be held by separate investment accounts or other mutual funds for which the Managed Portfolio Subadviser may act as an adviser or by the Managed Portfolio Subadviser or its affiliates.

The Agreement provides that the Managed Portfolio Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

International Equity Portfolio Subadvisory Agreement

International Equity Portfolio's Subadvisory Agreement was approved by the Board, including a majority of the directors who are not interested persons of the Fund, the Adviser, or International Equity Portfolio Subadviser on May 21,
1997.   On July 16, 1997, the Agreement was approved by an affirmative vote of a majority of outstanding shares of International Equity Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement continues in effect from year to year if approved annually by the Board including a majority of the directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of International Equity Portfolio. The Agreement is not assignable, may be terminated at any time without penalty by the Board or by vote of a majority of the outstanding shares of International Equity Portfolio, or by the Adviser or the International Equity Portfolio Subadviser on 60 days notice to the other party, and terminates automatically in the event of its assignment. The Agreement may be terminated by the Fund for cause at any time.

The services of the International Equity Portfolio Subadviser to International Equity Portfolio are not deemed to be exclusive, and they are free to render services to others. Securities held by International Equity Portfolio may also be held by separate investment accounts or other mutual funds for which International Equity Portfolio Subadviser may act as an adviser or by the International Equity Portfolio Subadviser or its affiliates.

The Agreement provides that the International Equity Portfolio Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

Securities Activities Of The Adviser And Subadvisers

The Company, CLNY, their affiliates and separate accounts may also hold securities held by the Fund, or by other separate accounts or mutual funds for which the Adviser or Subadvisers act as an adviser. Because of different investment objectives or other factors, the Company, the Adviser, or the Subadvisers for one or more of their clients may buy a particular security when one or more other clients are selling the same security. For any of the Fund's Portfolios or for other entities for which the Adviser, Subadvisers, or their affiliates act as an investment adviser, transactions in securities made at or about the same time will be made for the Fund's Portfolios, the Company, and other clients in a manner deemed equitable to all, if feasible. To the extent that transactions on behalf of more than one client of the Adviser or Subadvisers during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser or Subadvisers may manage other Portfolios than the Fund's. Although the Adviser or Subadvisers make investment recommendations or determinations for the Fund's Portfolios independently from the investment recommendations and determinations made by it for any other Portfolio, investments deemed appropriate for the Fund's Portfolios may also be deemed appropriate for other Portfolios. This may result in the same security being purchased or sold at or about the same time for both the Fund and such other Portfolios.

On occasions when the Adviser or Subadvisers deem the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may determine that orders for the purchase or sale of the same security for the Fund's Portfolios and one or more other portfolios should be combined, in which event, the transactions will be priced and allocated, and expenses will be allocated, in a manner deemed by them to be equitable and in the best interests of the Fund's Portfolios and such other portfolios. While in some instances, combined orders could adversely impact the price or the volume of a security obtainable for a Portfolio of the Fund, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Portfolio Transactions And Brokerage

The Adviser or Subadvisers are responsible for placing all orders for the purchase and sale of Portfolio securities of the Fund. The Adviser or Subadvisers have no formula for the distribution of the Fund's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable net results for the Fund. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

In placing orders, consistent with obtaining the most favorable net results, the Adviser or Subadvisers will take into account various factors, including price, dealers spread or commission, if any, size of the transaction and difficulty of execution. While the Adviser or Subadvisers generally seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.

Although the Adviser or Subadvisers seek to obtain the most favorable net results in effecting transactions for each Portfolio, brokers who provide supplemental investment research to them may receive orders for transactions by the Fund. Such supplemental research ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser or Subadvisers, the Fund will be benefited by such supplemental research services, they are authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. However, the Adviser or Subadvisers shall only select brokers whose commissions are believed to be reasonable. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser or Subadvisers under the Agreement. The expenses of the Adviser or Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser or Subadvisers may use such supplemental research in providing investment advice to other advisory accounts and they will periodically evaluate the statistical data, research and other investment services provided by brokers.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser or Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The total aggregate brokerage commissions paid by the Fund were $___________________, $67,604, and $48,793 for the fiscal years ended December
31, 1998, 1997 and 1996 respectively.

                       PURCHASE AND REDEMPTION OF SHARES

The Fund currently offers its shares, without sales charge, only for purchase by the Company, CLNY, and their separate accounts. The Fund may also offer its shares to Canada Life, its affiliates and their separate accounts. It is possible that, subject to obtaining any required regulatory approvals, at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of the Portfolios at prices equal to the net asset value of the respective Portfolio. The Fund does not have a principal underwriter.

The Fund will redeem all full and fractional shares of the Fund for cash. No redemption fee is charged, although there may be a contingent deferred sales charge applicable to surrenders or withdrawals under the policies, as described in the Policy Prospectus. The redemption price is the net asset value of the respective Portfolio next determined after the request is deemed to be received. Payment for shares redeemed is generally made within seven days after receipt of a proper notice of redemption. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

    (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays;
    (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
    (c) the Commission by order so permits for the protection of security holders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of each Portfolio's shares is determined once daily as of the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on each day on which the Exchange is open for trading. The net asset value of a share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding.

Money Market Portfolio

The net asset value per share of Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The value of the assets is determined by valuing the Portfolio securities at amortized cost, under Rule 2a-7 under the Investment Company Act. The amortized-cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument so long as the amortized-cost price per share approximates the net asset value per share.

The purpose of the amortized cost method of valuation is to seek to maintain a constant net asset value per share of $10. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $10 per share net asset value and the net asset value calculated by reference to market valuations has occurred, or if there are any other deviations which the Board believes will result in dilution or other unfair results material to shareholders, the Board will consider what action, if any, should be initiated.

The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a portfolio invested at lower yields can be expected to decline. In addition, if a portfolio has net redemptions at a time when interest rates have increased, the portfolio may be forced to sell portfolio securities prior to maturity at a price below its carrying value. Also, because the Portfolio generally is valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

Other Portfolios

The net asset value per share of the Portfolios other than Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of portfolio shares then outstanding. Securities other than money market instruments maturing in 60 days or less that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the last bid price. Securities (other than money market instruments maturing in 60 days or less) traded in the over-the-counter markets are valued at the last bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under procedures approved by the Board. Money market instruments with maturities of 60 days or less are valued using the amortized cost method of valuation.

                                     TAXES

Each Portfolio intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, a regulated investment company will not be subject to federal income tax on such part of its net investment income and net realized capital gains that it distributes to shareholders. Each Portfolio intends to distribute to shareholders substantially all such net investment income and capital gains.

To qualify for treatment as a regulated investment company, each Portfolio must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities). Moreover, in order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, a Portfolio must in general distribute to its shareholders at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

To ensure that the Fund is not subject to a nondeductible 4% excise tax, each Portfolio intends to distribute at least 98% of ordinary income for any year by the end of that calendar year and at least 98% of capital gain net income for the one year period ending October 31 of such year, unless an election is made to use the company's taxable year, plus certain other amounts. A regulated investment company will be considered to have paid dividends for purposes of these rules if the company pays the dividends by the end of any January and if such dividends were declared in the preceding December and were payable to shareholders of record on a date in December.

Section 817(h) of the Code and regulations of the Code issued by the Treasury Department impose additional diversification requirements upon each Portfolio. These requirements are in addition to the diversification requirements under Subchapter M of the Code and the Investment Company Act of 1940, and effect federal tax treatment at the shareholder level. Since the only shareholders of the Fund are insurance companies and their separate accounts, no discussion is included herein regarding federal income tax consequences to shareholders. Each Portfolio intends to comply with the requirements of Section 817(h). For information concerning the consequences of failure to meet the requirements of
Section 817(h), see the Prospectus for the policy.

Tax related discussions in the Prospectus and the foregoing are general and abbreviated summaries of the applicable provisions of the Code and Treasury Regulations currently in effect, as interpreted by the courts and the Internal Revenue Service. Neither is intended as a complete explanation or as a substitute for consultation with individual tax advisers.

                              GENERAL INFORMATION

Capital Stock

The Fund was incorporated on February 23, 1989 under Maryland law with four portfolios: Money Market; Managed; Bond; and Value Equity. The Board authorized Capital Portfolio on February 25, 1993 and International Equity Portfolio on February 23, 1995. The authorized stock of the Fund consists of one billion (1,000,000,000) shares of common stock, with a par value of one cent. A total of 90,000,000 shares of the authorized capital stock is currently divided into the following classes:

        Portfolio               Shares
        ---------               ------
        Money Market            20,000,000
        Managed                 20,000,000
        Bond                    10,000,000
        Value Equity            10,000,000
        Capital                 20,000,000
        International Equity    10,000,000

The Board may change the designation of any Portfolio and may increase or decrease the number of shares of any Portfolio, but it may not decrease the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

All shares of common stock have equal voting rights (regardless of the net asset value per share), except that on matters effecting only one Portfolio only shares of the respective Portfolio are entitled to vote. Fund shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the Fund's shares voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent auditors) are voted on by all shareholders without regard to the separate Portfolio. Matters that effect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the investment advisory agreement) are voted on separately by each Portfolio. Matters effecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: 1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or 2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of: 1) 67% of the shares of a Portfolio (or of the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or 2) more than 50% of the outstanding shares of a Portfolio (or the Fund).

Additional Information

This SAI and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, DC, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

Financial Statements

The Fund's statement of assets and liabilities, including the schedules of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein, as well as the Report of Independent Auditors, are contained herein. Ernst & Young LLP, 600 Peachtree Street, Atlanta, Georgia, 30308, serves as independent auditors for the Fund.

                                   APPENDIX

DEBT INSTRUMENT RATINGS

The Fund's Portfolios may invest in certain instruments that are rated by investment rating services. Definitions of such ratings appear below.

Standard & Poor's Corporation ("S&P")

Commercial Paper

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper which is considered by S&P to have the following characteristics:
        Liquidity ratios of the issuer are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.
A-2 This designation indicates that capacity for timely payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated A-1.

Bonds

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interests is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
BB      Bonds rated BB, B, CCC, and CC are regarded, on balance,as predominantly
B       speculative with respect to the issuer's capacity to pay interest and
CCC     repay principal in accordance with the terms of the obligations. BB
CC indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR      Not rated by the indicated rating agency.

Moody's Investment Service, Inc. ("Moody's")

Commercial Paper

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: 1) evaluation of the management of the issuer; 2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; 3) evaluation of the issuer's products in relation to competition and customer acceptance; 4) liquidity; 5) amount and quality of long-term debt; 6) trend of earnings over a period of ten years; 7) financial strength of a parent company and the relationships which exist with the issuer; and 8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
P-2 The rating P-2 indicates that, in Moody's opinion, the issuer or supporting institution has a strong ability for repayment of senior short-term debt obligations. Strong ability for repayment will normally be evidenced by many of the characteristics listed under the description of P-1. Earnings trends and coverage ratios, while sound, any be more subject to variation. Capitalization characteristics, while still appropriate, may be more effected by external conditions. Ample alternate liquidity is maintained.

Bonds

Aaa Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds rated Baa by Moody's are considered a medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics as well.
B Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds rated Caa by Moody's are of poor standing.Such issues may be in default or three may be present elements of danger with respect to principal or interest.
Ca Bonds rated Ca by Moody's represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds rated C by Moody's are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps (D&P) Fixed Income Rating Scale

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.Treasury debt.

AA+AA   High credit quality. Protection factors are strong. Risk is modest but
AA-     may vary slightly from time to time because of economic conditions.

A+      Protection factors are average but adequate. However, risk factors are
A       more variable and grater in periods of economic stress.
A-

BBB+    Below average protection factors, but still considered sufficient for
BBB     prudent investment. Considerable variability in risk during economic
BBB-    cycles.

BB+     Below investment grade, but deemed likely to meet obligations when due.
BB      Present or prospective financial protection factors fluctuate according
BB- to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+      Below investment grade and possessing risk that obligations will not be
B       met when due. Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                    PART C
                               OTHER INFORMATION

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
                   ----------------------------------------

Item 23. Exhibits

     (a) Articles of Incorporation of Canada Life of America Series Fund, Inc. *
         (1)  Form of Articles Supplementary*
         (2)  Amendment to the Articles Supplementary**

     (b) By-Laws of Canada Life of America Series Fund, Inc*

     (c) See Items 23(a) and (b).

     (d) Investment Advisory Contracts*
         (1) Investment Advisory Agreement with CL Capital Management, Inc.
              (CLCM) and the Series Fund, dated May 1, 1995, attached hereto.
         (2) Sub-Investment Advisory Agreement between CL Capital Management, Inc. (CLCM) and J. & W. Seligman & Co., Incorporated (Seligman), dated May 1, 1995, attached hereto.

     (e) Not applicable.

     (f) Not applicable.

     (g) Form of Custodian Agreement*

     (h) Other Material Contracts
         (1) Form of Accounting Services Agreement*
         (2) Form of Dividend Disbursing and Transfer Agent Agreement*
         (3)  Form of Participation Agreement*

     (i) Not applicable.

     (j) Not applicable.

     (k) Consent of Independent Auditors to be filed by amendment.

     (l) Form of Subscription Agreement*
         (1) Form of Subscription Agreement for the Capital Series*
         (2) Form of Subscription Agreement for the International Series*

     (m) Not applicable.

     (n) Financial Data Schedules to be filed by amendment.

     (o) Not applicable.

------------
* Incorporated herein by reference to exhibits filed with the Post-Effective Amendment No. 10 to this Registration Statement on Form N-1A (File No. 33-28888), filed on April 24, 1997, accession number 0000950144-97-004617.

** Incorporated herein by reference to exhibits filed with the Post-Effective
   Amendment No 5. to this Registration Statement on Form N-1A (File No. 33-28888), filed on March 5, 1993.

Item 24. Persons Controlled by or Under Common Control with Registrant.***

Item 25. Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee ("corporate representative") of the registrant, except a proceeding brought by or on the behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (1) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the registrant.

Article 11.01 of the Registrant's By-Laws (Exhibit (b) to this registration statement) provides that Registrant shall indemnify its corporate representatives, in a manner that is consistent with Maryland law. Article
11.02 precludes indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made. In addition, Section 10 of the By-Laws of Canada Life Insurance Company of America provides indemnification for directors, officers, and employees of the Company serving at the request of the Canada Life Assurance Company, including directors, officers and employees of the Registrant, and Section 16 of the By-Laws of the Canada Life Assurance Company provides indemnification for directors, officers and employees serving at the request of the Canada Life Assurance Company, including directors, officers and employees of the Registrant. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to provisions discussed in this
Item 25 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser and Subadvisers

         Incorporated herein by reference to Schedules A and D of Form ADV (File No. 801-34509) filed for CL Capital Management, Inc., filed on September 30, 1998, as amended from time to time.

         [Incorporated herein by reference to Schedules A and D of form ADV (File No. 801-15798) filed for J. & W. Seligman & Co., Incorporated, filed on March 25, 1998, as amended from time to time.

Item 27. Principal Underwriters

         Not Applicable.

Item 28. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Fund at 330 University Avenue, Toronto, Ontario M5G 1R8 and at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339.

------------
*** Incorporated herein by reference to Part C of the post-effective amendment to the registration statement for Canada Life of America Variable Annuity Account 2 on Form N-4 (File No. 33-55890), filed February 1, 1999, Accession Number 0000931763-99-000410.

Item 29. Management Services

         All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30. Undertaking

         Not Applicable.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment Number 12 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on this 24 day of February, 1999.


                   CANADA LIFE OF AMERICA SERIES FUND, INC.


Attest:                                      By:

/s/ Charles MacPhaul                         /s/ R. E. Beettam
---------------------------------------      ----------------------------------------
Charles MacPhaul, Assistant Secretary        R. E. Beettam, President
Canada Life of America Series Fund, Inc.     Canada Life of America Series Fund, Inc.


As required by the Securities Act of 1933, this Post-Effective Amendment Number 12 has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                       TITLE                          DATE
---------                       -----                          ----

/s/ R. W. Morrison              Chairman and Director          February 24, 1999
----------------------------
R. W. Morrison

/s/ R. E. Beettam               President and Director         February 24, 1999
----------------------------
R. E. Beettam

/s/ E. Y. Baker                 Director                       February 24, 1999
----------------------------
E. Y. Baker

/s/ J. S. Clarke                Director                       February 24, 1999
----------------------------
J. S. Clarke

/s/ D. H. Harris                Director                       February 24, 1999
----------------------------
D. H. Harris

/s/ D. V. Rough                 Treasurer                      February 24, 1999
----------------------------
D. V. Rough

                                 EXHIBIT INDEX
                                 -------------

Exhibit        Description of Exhibit
-------        ----------------------

EX-99.(d)(1)   Investment Advisory Agreement with CL Capital Management, Inc.
               and the Series Fund, dated May 1, 1995

EX-99.(d)(2)   Sub-Investment Advisory Agreement between CL Capital
               Management, Inc. and J. & W. Seligman & Co., Incorporated, dated
               May 1, 1995